EXHIBIT 3.1

Ontario Corporation Number 1681731

ARTICLES OF AMALGAMATION

Form 4        1. The Name of the amalgamated corporation is (Set out in  BLOCK CAPITAL LETTERS):
Business
Corporations    CANADIAN SATELLITE RADIO HOLDINGS INC.
Act

2.	The address of the registered office is:

161 Bay Street, Suite 2300, Canada Trust Tower, BCE Place

(Street & Number or R.R. Number & if Multi-Office Building give Room No.)

Toronto, Ontario                                          M5J 2S1

 (Name of Municipality or Post Office)                         (Postal Code)

            3.  Number of directors is/are:  or          minimum and maximum number of directors is/are: 3 (minimum) 5 (maximum)

4.	The director(s) is/are:	Address for service	Resident Canadian
	John I. Bitove	177 Forest Hill Road	Yes
Toronto, Ontario M5P 2N3

	Philip Evershed	323 Riverview Drive	Yes
Toronto, Ontario M4N 3C9

	Mariette L. Wilcox	2670 Bellevue Avenue	Oui
West Vancouver, BC V7V 1E4

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5. Check A or B

☑ A)   The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the Business
         Corporations Act on the date set out below.

 or

❒ B)   By The amalgamationhas been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations
       Act on the date set out below.

The articles of amalgamation in substance contain the provisions of the articles of incorporation of are more particularly set out in these articles.
and

Names of amalgamating corporations	Ontario Corporation Number	Date of Adoption/Approval

Canadian Satelitte Radio Holdings, Inc.	2014503	2005-Dec-07

2087609 Ontario Inc.	2087609	2005-Dec-07

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6. Restnctions, if any, on business the corporation may carry on or on powers the corporation may exercise None	3

7. The classesand any maximum number of shares that the corporation is authorized toissue:

An unlimited number of Class A Subordinate Voting Shares, an unlimited number of Class B Voting Shares and an unlimited number of Class C Non-Voting Shares.

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8. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

The Class A Subordinate Voting Shares, the Class B Voting Shares and the Class C Non-Voting Shares shall have attached thereto the respective rights, privileges, restrictions and conditions as set forth on pages 4A to 4N attached hereto.

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Class A Subordinate Voting Shares, Class B Voting Shares

and Class C Non-Voting Shares

A. Voting.

At all meetings of shareholders of the Corporation, except meetings at which only holders of another class of shares are entitled to vote, the holders of the Class A Subordinate Voting Shares shall be entitled to one (1) vote in respect of each Class A Subordinate Voting Share and the holders of the Class B Voting Shares shall be entitled to one (1) vote in respect of each Class B Voting Share.

The holders of the Class C Non-Voting Shares shall be entitled to receive notice of and to attend at any meetings of the shareholders of the Corporation, but shall not be entitled to vote at any such meetings (except where the holders of a specified class of shares are entitled to vote separately as a class as provided in the Act, in which case each holder of Class C Non-Voting Shares shall be entitled to one (1) vote in respect of each Class C Non-Voting Share). The holders of the Class C Non-Voting Shares shall not be entitled to vote separately as a class or series or to dissent upon a proposal to amend the articles of the Corporation to:

(a)
increase or decrease any maximum number of authorized shares of such class or series, or increase any maximum number of authorized shares of a class or series having rights or privileges equal or superior to the shares of such class or series;

(b)	effect an exchange, reclassification or cancellation of the shares of such class or series; or

(c)	create a new class or series of shares equal or superior to the shares of such class or series.

B. Liquidation, Dissolution and Winding-up.

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, all of the remaining property of the Corporation available for distribution to the holders of the Class A Subordinate Voting Shares, the Class B Voting Shares and the Class C Non-Voting Shares (the “Remaining Property”) shall, subject to the prior rights of the holders of any shares ranking senior to the Class A Subordinate Voting Shares, the Class B Voting Shares and the Class C Non-Voting Shares in respect of any such distribution, liquidation, dissolution or winding-up of the Corporation or other distribution of assets among its shareholders for the purpose of winding-up its affairs, whether voluntary or involuntary, be paid or distributed to the holders of the Class A Subordinate Voting Shares, the Class B Voting Shares and the Class C Non-Voting Shares such that the holders of the Class A Subordinate Voting Shares and the Class C Non-Voting Shares share equally in the Remaining Property on a per share basis, and the holders of the Class B Voting Shares each receive, on a per share basis, one-third of the amount paid or distributed, on a per share basis, to the holders of the Class A Subordinate Voting Shares and the Class C Non-Voting Shares.

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C. Dividends.

Subject to the prior rights of the holders of any other shares ranking senior to the Class A Subordinate Voting Shares, the Class B Voting Shares and the Class C Non-Voting Shares in respect of priority in the payment of dividends, the holders of Class A Subordinate Voting Shares, Class B Voting Shares and Class C Non-Voting Shares shall be entitled to participate at the same time in any dividend, whether in cash, in shares of the Corporation or otherwise, which may be declared or paid on any class of such shares, such participation to be, with respect to the Class A Subordinate Voting Shares and the Class C Non-Voting Shares, on an equal per share basis, including without limitation with respect to the amount per share of the dividend (the “Dividend Amount”), and to be, with respect to the Class B Voting Shares, an amount per share equal to one-third (1/3) of the Dividend Amount.

D. Rights Reserved.

In the event that the Class A Subordinate Voting Shares, the Class B Voting Shares or the Class C Non-Voting Shares are sub-divided, consolidated or otherwise changed in number or reclassified or exchanged for the shares of another class, the rights, privileges and restrictions attaching to the shares of the other classes shall be amended at the same time so as to preserve the rights conferred hereby on each class in relation to the other classes.

E. Board Rights.

(a)
The holders of a majority of the Class B Voting Shares outstanding at any time shall have the right, on one occasion, exercisable at any time, to increase the size of the board of directors of the Corporation (the “Board of Directors”) by three (3) members, and upon exercising such right shall be entitled to appoint such additional three (3) members to the Board of Directors.

(b)
The appointment right provided for herein may be exercised by the holders of a majority of the Class B Voting Shares outstanding at any time by delivering written notice of the exercise of such right to the Corporation at its registered office, accompanied by:

(i)	a certificate of the holder(s) exercising such right as to the number of Class B Voting Shares held by the holder(s) exercising such right; and

(ii)	the names of the persons who such shareholders wish to appoint to the Board of Directors, as well as their respective consents to act as directors of Corporation under Section 119(9) of the Act.

(c)
Upon the due exercise of the foregoing right, and provided that the persons appointed as directors by such holders are not disqualified from acting as directors of the Corporation under Section 118(1) of the Act, the size of the Board of Directors shall without further action by the Corporation or the Board of Directors be increased by three (3), and such additional three (3) members as are appointed by such holders shall become directors of the Corporation, to hold office for a term expiring on the close of the next annual meeting of shareholders.

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(d)
Notwithstanding the foregoing, if at any time the outstanding Class B Voting Shares represent less than one-third of the total outstanding shares of the Corporation, assuming the conversion of all Class B Voting Shares into Subordinate Voting Shares, then the foregoing nomination rights shall automatically terminate and shall no longer remain in effect.

(e)	For greater certainty, the appointment rights provided in this Part E may only be exercised once.

F.  Rights to Convert Class B Voting Shares.

(f)
A holder of Class B Voting Shares shall be entitled at such holder’s option at any time and from time to time to have all or any of the Class B Voting Shares registered in the name of the holder on the books of the Corporation converted into fully paid and non-assessable Class A Subordinate Voting Shares as the same shall be constituted at the time of conversion upon the basis of one (1) Class A Subordinate Voting Share for every three (3) Class B Voting Shares so converted. No fractional Class A Subordinate Voting Shares shall be issued on any conversion.

(g)
The conversion right provided for herein may be exercised by notice in writing given to the Corporation at its registered office accompanied by the certificate or certificates representing the Class B Voting Shares in respect of which the holder thereof desires to exercise such right of conversion and such notice shall be executed by the person registered on the books of the Corporation as the holder of the Class B Voting Shares in respect of which such right is being exercised or by his duly authorized attorney and shall specify the number of such shares which the holder desires to have converted. The conversion shall be deemed to take effect upon the date which the said certificate or certificates shall be surrendered to the Corporation at its registered office accompanied by the said notice in writing unless such date be a Saturday, Sunday or a holiday, in which event it shall take effect on the next business day. Upon due exercise of the conversion right, the Corporation shall issue a share certificate representing the number of fully-paid and non-assessable Class A Subordinate Voting Shares determined on the basis set out above. If the conversion right is exercised in respect of less than all of the Class B Voting Shares represented by any share certificate, the Corporation shall also issue a new share certificate representing the number of Class B Voting Shares in respect of which the conversion right is not being exercised.

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G.	Rights to Convert Class A Subordinate Voting Shares and Class C Non-Voting Shares in the event of an offer for the Class B Voting Shares.

1.	For the purposes of this Part G:

“Canadian” has the meaning set forth in the Direction.

“Conversion Period” means the period of time commencing eight days following the Offer Date and terminating on the Expiry Date.

“Converted Shares” means Class B Voting Shares resulting from the conversion of Class A Subordinate Voting Shares or Class C Non-Voting Shares.

“Direction” means the Direction to the CRTC (Ineligibility of Non-Canadians) issued by the Governor General in Council pursuant to the Broadcasting Act (Canada), as amended or replaced from time to time.

“Exclusionary Offer” means an offer to purchase Class B Voting Shares that:

(i) must, pursuant to applicable securities legislation or the requirements of a stock exchange on which the Class B Voting Shares are then listed, be made to all of the holders of the Class B Voting Shares in a province of Canada to which the requirement applies; and

(ii) is not made concurrently with an offer to purchase Class A Subordinate Voting Shares and Class C Non-Voting Shares that is identical to the offer to purchase Class B Voting Shares with respect to percentage of outstanding Class B Voting Shares for which the offer is made (exclusive of shares owned by the Offeror immediately prior to the offer) and in all other material respects provided that the price per Class A Subordinate Voting Share and Class C Non-Voting Share must be three times the price per share for the Class B Voting Shares (since pricing will be determined on an as-converted basis, assuming the conversion of Class B Voting Shares for Class A Subordinate Voting Shares) and except in respect of the conditions, if any, to which the offer to purchase Class B Voting Shares may be subject, and that is unconditional except in respect of the right not to take up and pay for Class A Subordinate Voting Shares and Class C Non-Voting Shares tendered if no shares are purchased pursuant to the offer for Class B Voting Shares, and for the purposes of this definition, if an offer to purchase Class B Voting Shares would be an Exclusionary Offer except for the application of sub-clause (ii), the varying of any term of such offer shall be deemed to constitute the making of a new offer unless an identical variation is concurrently made to the corresponding offer to purchase Class A Subordinate Voting Shares and Class C Non-Voting Shares.

“Expiry Date” means the last date upon which holders of Class B Voting Shares may accept an Exclusionary Offer.

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“Joint Actor” means a person or company acting jointly or in concert with an Offeror, as the phrase “acting jointly or in concert” is defined in the Securities Act (Ontario).

“Offer Date” means the date on which an Exclusionary Offer is made.

“Offeror” means a person or company that makes an offer to purchase Class B Voting Shares, and includes any Joint Actor.

“Transfer Agent” means at any time the transfer agent at such time for the Corporation’s shares or, if at such time there is no such transfer agent, means the Corporation.

2.
In the event that an Exclusionary Offer is made, then subject to sub-paragraph 7(b), each outstanding Class A Subordinate Voting Share and each outstanding Class C Non-Voting Share shall be convertible into three (3) Class B Voting Shares at the option of the holder during the Conversion Period. To exercise such conversion right a shareholder or the shareholder’s attorney duly authorized in writing shall:

(a)
give written notice to the Transfer Agent of the exercise of such right and of the number of Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, in respect of which the right is being exercised;

(b)
deliver to the Transfer Agent the share certificate or certificates representing the Class A Subordinate Voting Shares or Class C Non-Voting Shares in respect of which the right is being exercised; and

(c)	pay any applicable governmental or stamp tax or similar duty on or in respect of such conversion.

Upon due exercise of the conversion right, a shareholder shall be issued, in accordance with the following, a share certificate representing fully-paid and non-assessable Class B Voting Shares. If the conversion right is exercised in respect of less than all of the Class A Subordinate Voting Shares or Class C Non-Voting Shares represented by any share certificate, the holder shall also be entitled to receive a new share certificate representing the number of Class A Subordinate Voting Shares or Class C Non-Voting Shares in respect of which the conversion right is not being exercised.

3.
A holder of Converted Shares shall be deemed to have irrevocably elected to deposit all such shares pursuant to the Exclusionary Offer subject to such holder’s right to subsequently withdraw the shares from the offer. If Converted Shares are subsequently withdrawn from an offer, the holder of such shares shall be deemed to have irrevocably elected to re-convert the withdrawn shares into Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, on a one-for-three basis, and the deemed election shall be effective from the time the shares are withdrawn. The holder of Converted Shares deposited pursuant to an Exclusionary Offer shall be deemed to have irrevocably elected to re-convert into Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, such shares as are not taken up pursuant to the offer. The deemed election to re-convert into Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, shall be effective from the time immediately following that prescribed by applicable securities legislation for the Offeror to take up and pay for such shares as are to be acquired pursuant to the Exclusionary Offer. If, however, Converted Shares are not taken up as a result of the abandonment or withdrawal of an Exclusionary Offer, the deemed election to re-convert in respect of such shares shall be effective from the time of the abandonment or withdrawal of the offer.

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4.
The Transfer Agent, on behalf of the holders of the Converted Shares, shall deposit pursuant to the Exclusionary Offer a share certificate or certificates representing the Converted Shares. No share certificate representing Converted Shares shall be delivered to the holders of the shares before such shares are deposited pursuant to the Exclusionary Offer. Upon completion of the offer, the Transfer Agent shall deliver to the holders entitled thereto all consideration paid by the Offeror for their Converted Shares pursuant to the offer. If Converted Shares are re-converted into Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, pursuant to paragraph 3, the Transfer Agent shall deliver to the holders entitled thereto share certificates representing the Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, resulting from the conversion. The Corporation shall make all arrangements with the Transfer Agent necessary or desirable to give effect to this paragraph 4.

5.
Converted Shares resulting from the conversion of Class A Subordinate Voting Shares and Class C Non-Voting Shares as set out above and taken up and paid for by the Offeror shall immediately be re-converted into Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, upon such taking up and payment for such Converted Shares if the Offeror taking up and paying for such Converted Shares is not a Canadian.

6.
For greater certainty, on any re-conversion of Converted Shares as a result of any of the foregoing, such Converted Shares shall, as applicable, be re-converted into Class A Subordinate Voting Shares or Class C Non-Voting Shares on a one-for-three basis such that such Converted Shares are, following such re-conversion, the number of Class A Subordinate Voting Shares or Class C Non-Voting Shares that existed immediately prior to their conversion into Converted Shares.

7.	(a) For the purposes of this paragraph 7:

“Certificate of Non-Participation” means a certificate signed by or on behalf of a holder of Class B Voting Shares, confirming:

(i)	the number of Class B Voting Shares owned by a shareholder;

(ii)	that neither such shareholder nor a Joint Actor has made an Exclusionary Offer;

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(iii)
that such shareholder shall not tender any shares in acceptance of any Exclusionary Offer which has been made, including any varied form of such offer, without giving the Transfer Agent and the Corporation written notice of such acceptance or intended acceptance at least seven days prior to the Expiry Date; and

(iv)
that such shareholder shall not transfer any Class B Voting Share, directly or indirectly, prior to the Expiry Date of any Exclusionary Offer which has been made without giving the Transfer Agent and the Corporation written notice of such transfer or intended transfer at least seven days prior to the Expiry Date, stating the names of the transferees, if known to the transferor, and the number of Class B Voting Shares transferred or to be transferred to each transferee;

“Certificate of Retention” means a certificate signed by or on behalf of a holder of Class B Voting Shares confirming the number of Class B Voting Shares then owned by the holder and that such holder of Class B Voting Shares shall not:

(i)
tender any shares in acceptance of any Exclusionary Offer without giving the Transfer Agent and the Corporation written notice of such acceptance or intended acceptance at least seven days prior to the Expiry Date;

(ii)	make any Exclusionary Offer;

(iii)	act jointly or in concert with any person or company that makes any Exclusionary Offer; or

(iv)
transfer any Class B Voting Shares, directly or indirectly, during the time at which any Exclusionary Offer is outstanding without giving the Transfer Agent and the Corporation written notice of such transfer or intended transfer at least seven days prior to the Expiry Date, stating the names of the transferees, if known to the transferor, and the number of Class B Voting Shares transferred or to be transferred to each transferee;

“Notice of Tender” means a written notice given to the Transfer Agent and to the Corporation at least seven days prior to the Expiry Date of an Exclusionary Offer by a holder of Class B Voting Shares, which notice states that such shareholder has or intends to tender shares in acceptance of an Exclusionary Offer;

“Notice of Transfer” means a written notice given to the Transfer Agent and to the Corporation at least seven days prior to the Expiry Date of an Exclusionary Offer by a holder of Class B Voting Shares, which notice states that such shareholder intends to transfer or has transferred Class B Voting Shares, directly or indirectly, during the time when the Exclusionary Offer is outstanding, and which states the names of the transferees, if known to the transferor, and the number of Class B Voting Shares transferred or to be transferred to each transferee;

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(b) Subject to sub-paragraph 7(c), the holders of Class A Subordinate Voting Shares and Class C Non-Voting Shares shall not be entitled to convert such shares into Class B Voting Shares if one or more Certificates of Retention or one or more Certificates of Non-Participation or a combination of the foregoing, representing, in the aggregate, more than fifty percent (50%) of the then outstanding Class B Voting Shares, exclusive of shares owned immediately prior to the Exclusionary Offer by the Offeror and any Joint Actor, have been duly delivered to the Transfer Agent and to the Corporation. A Certificate of Retention shall be duly delivered to the Transfer Agent and to the Corporation if delivered before any Exclusionary Offer has been made. A Certificate of Non-Participation shall be duly delivered to the Transfer Agent and to the Corporation if delivered before the end of the seventh day after any Exclusionary Offer has been made.

(c) When, by reason of the application of sub-paragraph 7(b), the holders of Class A Subordinate Voting Shares and Class C Non-Voting Shares are not entitled to convert such shares into Class B Voting Shares, should a Notice of Tender or a Notice of Transfer be given by a holder having previously provided a Certificate of Retention or a Certificate of Non-Participation, the Transfer Agent shall forthwith upon receipt of such notice or forthwith after the seventh day following the Offer Date, whichever is later, deduct the number of Class B Voting Shares to which the notice relates from the number of Class B Voting Shares represented by Certificates of Retention and Certificates of Non-Participation. In the case of a Notice of Transfer, where the Transfer Agent is advised of the identity of the transferee, either by the Notice of Transfer or by the transferee in writing, and the transferee is a person or company from whom the Transfer Agent has a subsisting Certificate of Retention or subsisting Certificate of Non-Participation, no such deduction shall be made.

(d) If after any deduction made by the Transfer Agent in accordance with sub-paragraph 7(c), the number of Class B Voting Shares represented by Certificates of Retention and Certificates of Non-Participation does not exceed 50% of the number of then outstanding Class B Voting Shares, exclusive of shares owned immediately prior to the Exclusionary Offer by the Offeror and any Joint Actor, sub-paragraph 7(b) shall cease to apply and the right to convert Class A Subordinate Voting Shares and Class C Non-Voting Shares into Class B Voting Shares shall arise and be in effect for the remainder of the Conversion Period.

8.
As soon as reasonably possible after the seventh day following the Offer Date, the Corporation shall send to each holder of Class A Subordinate Voting Shares and Class C Non-Voting Shares a notice advising each such holder whether a right to convert Class A Subordinate Voting Shares and Class C Non-Voting Shares into Class B Voting Shares has arisen and the reasons such a right has or has not arisen, as the case may be. If no right to convert Class A Subordinate Voting Shares and Class C Non-Voting Shares into Class B Voting Shares has arisen, but subsequently arises by virtue of sub-paragraph 7(d) or otherwise, the Corporation shall forthwith send to the holders of Class A Subordinate Voting Shares and Class C Non-Voting Shares a notice advising such holders that such a right has arisen, and the reasons therefor.

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9.
If a notice referred to above discloses that the holders of Class A Subordinate Voting Shares and Class C Non-Voting Shares are entitled to convert such shares into Class B Voting Shares, the notice shall, in addition:

(a)	disclose the procedure to be followed to effect the conversion and to have the Converted Shares tendered under the offer;

(b)	contain the information set out in paragraphs 3 and 4; and

(c)
be accompanied by a copy of the offer and all other material sent to holders of Class B Voting Shares in respect of the offer (to the extent the Corporation is in possession of the offer and such other material).

As soon as reasonably possible after any additional material, including any notice of variation, is sent to the holders of Class B Voting Shares in respect of the offer, the Corporation shall (to the extent the Corporation is in possession of such additional material) send a copy of such additional material to each holder of Class A Subordinate Voting Shares and Class C Non-Voting Shares.

H. Rights to Convert Class C Non-Voting Shares in the event of an offer for Class A Subordinate Voting Shares

1.	For the purposes of this Part H:

“Canadian” has the meaning set forth in the Direction.

“Conversion Period” means the period of time commencing eight days following the Offer Date and terminating on the Expiry Date.

“Converted Shares” means Class A Subordinate Voting Shares resulting from the conversion of Class C Non-Voting Shares.

“Direction” means the Direction to the CRTC (Ineligibility of Non-Canadians) issued by the Governor General in Council pursuant to the Broadcasting Act (Canada), as amended or replaced from time to time.

“Exclusionary Offer” means an offer to purchase Class A Subordinate Voting Shares that:

(i) must, pursuant to applicable securities legislation or the requirements of a stock exchange on which the Class A Subordinate Voting Shares are then listed, be made to all of the holders of the Class A Subordinate Voting Shares in a province of Canada to which the requirement applies;

(ii) is not made concurrently with an offer to purchase Class C Non-Voting Shares that is identical to the offer to purchase Class A Subordinate Voting Shares with respect to price per share, percentage of outstanding shares for which the offer is made (exclusive of shares owned by the Offeror immediately prior to the offer) and in all other material respects, except in respect of the conditions, if any, to which the offer to purchase Class A Subordinate Voting Shares may be subject, and that is unconditional except in respect of the right not to take up and pay for Class C Non-Voting Shares tendered if no shares are purchased pursuant to the offer for Class A Subordinate Voting Shares; and

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(iii) is not an “Exclusionary Offer” within the meaning of Part G, Section 1,

and for the purposes of this definition if an offer to purchase Class A Subordinate Voting Shares would be an Exclusionary Offer except for the application of sub-clause (ii), the varying of any term of such offer shall be deemed to constitute the making of a new offer unless an identical variation is concurrently made to the corresponding offer to purchase Class C Non-Voting Shares.

“Expiry Date” means the last date upon which holders of Class A Subordinate Voting Shares may accept an Exclusionary Offer.

“Joint Actor” means a person or company acting jointly or in concert with an Offeror, as the phrase “acting jointly or in concert” is defined in the Securities Act (Ontario).

“Offer Date” means the date on which an Exclusionary Offer is made.

“Offeror” means a person or company that makes an offer to purchase Class A Subordinate Voting Shares, and includes any Joint Actor.

“Transfer Agent” means at any time the transfer agent at such time for the Corporation’s shares or, if at such time there is no such transfer agent, means the Corporation.

2.
In the event that an Exclusionary Offer is made, then subject to sub-paragraph (6)(b), each outstanding Class C Non-Voting Share shall be convertible into one (1) Class A Subordinate Voting Share at the option of the holder during the Conversion Period. To exercise such conversion right a shareholder or the shareholder’s attorney duly authorized in writing shall:

(a)	give written notice to the Transfer Agent of the exercise of such right and of the number of Class C Non-Voting Shares in respect of which the right is being exercised;

(b)	deliver to the Transfer Agent the share certificate or certificates representing the Class C Non-Voting Shares in respect of which the right is being exercised; and

(c)	pay any applicable governmental or stamp tax or similar duty on or in respect of such conversion.

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Upon due exercise of the conversion right, a shareholder shall be issued, in accordance with the following, a share certificate representing fully-paid and non-assessable Class A Subordinate Voting Shares. If the conversion right is exercised in respect of less than all of the Class C Non-Voting Shares represented by any share certificate, the holder shall also be entitled to receive a new share certificate representing the number of Class C Non-Voting Shares in respect of which the conversion right is not being exercised.

3.
A holder of Converted Shares shall be deemed to have irrevocably elected to deposit all such shares pursuant to the Exclusionary Offer subject to such holder’s right to subsequently withdraw the shares from the offer. If Converted Shares are subsequently withdrawn from an offer, the holder of such shares shall be deemed to have irrevocably elected to re-convert the withdrawn shares into Class C Non-Voting Shares on a one-for one basis, and the deemed election shall be effective from the time the shares are withdrawn. The holder of Converted Shares deposited pursuant to an Exclusionary Offer shall be deemed to have irrevocably elected to re-convert into Class C Non-Voting Shares such shares as are not taken up pursuant to the offer. The deemed election to re-convert into Class C Non-Voting Shares shall be effective from the time immediately following that prescribed by applicable securities legislation for the Offeror to take up and pay for such shares as are to be acquired pursuant to the Exclusionary Offer. If, however, Converted Shares are not taken up as a result of the abandonment or withdrawal of an Exclusionary Offer, the deemed election to re-convert in respect of such shares shall be effective from the time of the abandonment or withdrawal of the offer.

4.
The Transfer Agent, on behalf of the holders of the Converted Shares, shall deposit pursuant to the Exclusionary Offer a share certificate or certificates representing the Converted Shares. No share certificate representing Converted Shares shall be delivered to the holders of the shares before such shares are deposited pursuant to the Exclusionary Offer. Upon completion of the offer, the Transfer Agent shall deliver to the holders entitled thereto all consideration paid by the Offeror for their Converted Shares pursuant to the offer. If Converted Shares are re-converted into Class C Non-Voting Shares pursuant to the immediately foregoing paragraph, the Transfer Agent shall deliver to the holders entitled thereto share certificates representing the Class C Non-Voting Shares resulting from the conversion. The Corporation shall make all arrangements with the Transfer Agent necessary or desirable to give effect to this paragraph 4.

5.
Converted Shares resulting from the conversion of Class C Non-Voting Shares as set out above and taken up and paid for by the Offeror shall immediately be re-converted into Class C Non-Voting Shares upon such taking up and payment for such Converted Shares if the Offeror taking up and paying for such Converted Shares is not a Canadian.

6.	For the purposes of this paragraph 6:

“Certificate of Non-Participation” means a certificate signed by or on behalf of a holder of Class A Subordinate Voting Shares, confirming:

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(i)	the number of Class A Subordinate Voting Shares owned by a shareholder;

(ii)	that neither such shareholder nor a Joint Actor has made an Exclusionary Offer;

(iii)
that such shareholder shall not tender any shares in acceptance of any Exclusionary Offer which has been made, including any varied form of such offer, without giving the Transfer Agent and the Corporation written notice of such acceptance or intended acceptance at least seven days prior to the Expiry Date; and

(iv)
that such shareholder shall not transfer any Class A Subordinate Voting Shares, directly or indirectly, prior to the Expiry Date of any Exclusionary Offer which has been made without giving the Transfer Agent and the Corporation written notice of such transfer or intended transfer at least seven days prior to the Expiry Date, stating the names of the transferees, if known to the transferor, and the number of Class A Subordinate Voting Shares transferred or to be transferred to each transferee;

“Certificate of Retention” means a certificate signed by or on behalf of a holder of Class A Subordinate Voting Shares confirming the number of Class A Subordinate Voting Shares then owned by the holder and that such holder of Class A Subordinate Voting Shares shall not:

(i)
tender any shares in acceptance of any Exclusionary Offer without giving the Transfer Agent and the Corporation written notice of such acceptance or intended acceptance at least seven days prior to the Expiry Date;

(ii)	make any Exclusionary Offer;

(iii)	act jointly or in concert with any person or company that makes any Exclusionary Offer; or

(iv)
transfer any Class A Subordinate Voting Shares, directly or indirectly, during the time at which any Exclusionary Offer is outstanding without giving the Transfer Agent and the Corporation written notice of such transfer or intended transfer at least seven days prior to the Expiry Date, stating the names of the transferees, if known to the transferor, and the number of Class A Subordinate Voting Shares transferred or to be transferred to each transferee;

“Notice of Tender” means a written notice given to the Transfer Agent and to the Corporation at least seven days prior to the Expiry Date of an Exclusionary Offer by a holder of Class A Subordinate Voting Shares, which notice states that such shareholder has or intends to tender shares in acceptance of an Exclusionary Offer,

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“Notice of Transfer” means a written notice given to the Transfer Agent and to the Corporation at least seven days prior to the Expiry Date of an Exclusionary Offer by a holder of Class A Subordinate Voting Shares, which notice states that such shareholder intends to transfer or has transferred Class A Subordinate Voting Shares, directly or indirectly, during the time when the Exclusionary Offer is outstanding, and which states the names of the transferees, if known to the transferor, and the number of Class A Subordinate Voting Shares transferred or to be transferred to each transferee;

(b) Subject to sub-paragraph 6(c), the holders of Class C Non-Voting Shares shall not be entitled to convert such shares into Class A Subordinate Voting Shares if one or more Certificates of Retention or one or more Certificates of Non-Participation or a combination of the foregoing, representing, in the aggregate, more than fifty percent (50%) of the then outstanding Class A Subordinate Voting Shares, exclusive of shares owned immediately prior to the Exclusionary Offer by the Offeror and any Joint Actor, have been duly delivered to the Transfer Agent and to the Corporation. A Certificate of Retention shall be duly delivered to the Transfer Agent and to the Corporation if delivered before any Exclusionary Offer has been made. A Certificate of Non-Participation shall be duly delivered to the Transfer Agent and to the Corporation if delivered before the end of the seventh day after any Exclusionary Offer has been made.

(c) When, by reason of the application of sub-paragraph 6(b), the holders of Class C Non-Voting Shares are not entitled to convert such shares into Class A Subordinate Voting Shares, should a Notice of Tender or a Notice of Transfer be given by a holder having previously provided a Certificate of Retention or a Certificate of Non-Participation, the Transfer Agent shall forthwith upon receipt of such notice or forthwith after the seventh day following the Offer Date, whichever is later, deduct the number of Class A Subordinate Voting Shares to which the notice relates from the number of Class A Subordinate Voting Shares represented by Certificates of Retention and Certificates of Non-Participation. In the case of a Notice of Transfer, where the Transfer Agent is advised of the identity of the transferee, either by the Notice of Transfer or by the transferee in writing, and the transferee is a person or company from whom the Transfer Agent has a subsisting Certificate of Retention or subsisting Certificate of Non-Participation, no such deduction shall be made.

(d) If after any deduction made by the Transfer Agent in accordance with sub-paragraph 6(c), the number of Class A Subordinate Voting Shares represented by Certificates of Retention and Certificates of Non-Participation does not exceed 50% of the number of then outstanding Class A Subordinate Voting Shares, exclusive of shares owned immediately prior to the Exclusionary Offer by the Offeror and any Joint Actor, sub-paragraph 6(b) shall cease to apply and the right to convert Class C Non-Voting Shares into Class A Subordinate Voting Shares shall arise and be in effect for the remainder of the Conversion Period.

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7.
As soon as reasonably possible after the seventh day following the Offer Date, the Corporation shall send to each holder of Class C Non-Voting Shares a notice advising each such holder whether a right to convert Class C Non-Voting Shares into Class A Subordinate Voting Shares has arisen and the reasons such a right has or has not arisen, as the case may be. If no right to convert Class C Non-Voting Shares into Class A Subordinate Voting Shares has arisen, but subsequently arises by virtue of sub-paragraph 6(d) or otherwise, the Corporation shall forthwith send to the holders of Class C Non-Voting Shares a notice advising such holders that such a right has arisen, and the reasons therefor.

8.	If a notice referred to above discloses that the holders of Class C Non-Voting Shares are entitled to convert such shares into Class A Subordinate Voting Shares, the notice shall, in addition:

(a)	disclose the procedure to be followed to effect the conversion and to have the Converted Shares tendered under the offer;

(b)	contain the information set out in paragraphs 3 and 4; and

(c)
be accompanied by a copy of the offer and all other material sent to holders of Class A Subordinate Voting Shares in respect of the offer (to the extent the Corporation is in possession of the offer and such other material).

As soon as reasonably possible after any additional material, including any notice of variation, is sent to the holders of Class A Subordinate Voting Shares in respect of the offer, the Corporation shall (to the extent the Corporation is in possession of such additional material) send a copy of such additional material to each holder of Class C Non-Voting Shares.

5

9.	The issue, transfer or ownership of shares is/is not restricted and the restrictions, (if any) are as follows:

The issue, transfer or ownership of shares of the Corporation is restricted and the restrictions are set forth on pages 5A to 5J attached hereto.

10.	Other provisions, (if any):

See page 5K attached hereto.

11.	The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule "A".

12.	A copy of the amalgamation agreement or directors' resolutions (as the case may be) is/are attached as Schedule "B"

5 A
Restrictions on Issue, Ownership, Transfer and Voting of Shares

1.	Definitions.

For the purposes of this Schedule I:

“Act” means the Business Corporations Act (Ontario), and any amendments thereto.

“Associate” means persons, firms, associations, corporations, partnerships and other entities acting in concert with the person with respect to whom the term “Associate” is relevant and includes an associate as defined in the Act.

“Broadcasting Business” means, at any time, any business of providing, or any business which includes the provision of, communications services by means of signals transmitted through any free space or guided transmission medium or any combination thereof over the air, or by coaxial cable, ordinary wire or fibre optic cable or any combination thereof in which the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, is then engaged or is then actively considering a proposal to engage and includes, without limiting the generality of the foregoing, any satellite or subscription radio broadcasting business.

“Broadcasting Legislation” means any law, statute, act, regulation, ordinance, order-in-council or other rule promulgated by any federal, provincial or other authority having or purporting to have jurisdiction including, without limitation, any parliament, legislature, privy council, cabinet, cabinet minister or government department, independent regulatory agency, government commission, government board or government council relating to any Broadcasting Business or which imposes a requirement to obtain a Licence in order to enable the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, to carry on any Broadcasting Business and includes, without limiting the generality of the foregoing, the Broadcasting Act (Canada), the Radiocommunication Act (Canada), the Direction and the Canadian Radio-television and Telecommunications Commission Act (Canada), as amended or replaced from time to time.

“Canadian” has the meaning set forth in the Direction.

“Controlled” means controlled in any manner that results in control in fact whether directly or through the ownership of shares or indirectly through a trust, a contract, the ownership of shares of any other body corporate or otherwise.

“CRTC” means the Canadian Radio-television and Telecommunications Commission.

“Direction” means the Direction to the CRTC (Ineligibility of Non-Canadians) issued by the Governor General in Council pursuant to the Broadcasting Act (Canada), as amended or replaced from time to time.

“Licence” means a licence, permit, franchise or other authority issued or granted by a governmental authority required to operate or carry on a business or to operate any equipment device required to carry on a business, including without limitation a broadcasting licence issued by the CRTC under the Broadcasting Act (Canada).

5 B

“Non-Voting Share” means a share of the Corporation which does not carry voting rights in all circumstances, and includes, without limitation, a Class C Non-Voting Share of the Corporation.

“person” includes an individual, firm, corporation, association, trust and any other entity.

“Restricted Class” means persons who are not Canadians, or any class or description of persons and their Associates whose significant or controlling interest in the shares of the Corporation or in a certain class of shares of the Corporation is likely to preclude the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, from being qualified to hold, obtain, maintain, renew or amend any Licence pursuant to any Broadcasting Legislation or other Licence required in order to carry on any Broadcasting Business or would cause the Corporation or any corporation in which the Corporation has an interest to be in breach of any Broadcasting Legislation or the terms of any such Licence.

“Shares” means Voting Shares and Non-Voting Shares, and any other shares of the Corporation.

“Voting Shares” means a share of the Corporation carrying voting rights in all circumstances or by reason of the occurrence of an event that has occurred and that is continuing (and includes, without limitation, a Class B Voting Share and a Class A Subordinate Voting Share), as well as a security currently convertible into such a share and currently exercisable options and rights to acquire such a share or such a convertible security.

2.	Voting Shares.

In the event that the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, obtains any Licence pursuant to any Broadcasting Legislation or other Licence required in order to carry on any Broadcasting Business, the power of the Corporation to issue any of its Voting Shares and the right of the holder of any such shares to transfer or vote the same shall be restricted as follows:

(a)
General Restrictions. The power of the Corporation to issue any Voting Shares and the right of any holder of Voting Shares to transfer or vote such shares is restricted in the manner hereinafter set out for the purposes of ensuring that the Corporation or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations remains qualified to hold, obtain, maintain, renew or amend any Licence pursuant to any Broadcasting Legislation or other Licence required in order to carry on any Broadcasting Business and ensuring that the Corporation, or any corporation in which the corporation has a direct or indirect interest though the holding of shares in that or other corporations, is not in breach of any Broadcasting Legislation or the terms of any Licence held by the Corporation, or such corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, required in order to carry on a Broadcasting Business.

5 C

(b)	Refusal to Register Transfers.

(i)
Notwithstanding anything herein otherwise provided, the Board of Directors shall refuse to register a transfer of any Voting Shares if the transfer would, in the opinion of the Board of Directors, jeopardize the purposes stated in Section 2(a) above.

(ii)	Without limiting the generality of subsection 2(b)(i), so long as any Broadcasting Legislation shall:

(A)	prohibit the issue of any Licence to the Corporation, or to any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations; or

(B)
prohibit the retention, amendment or renewal of or result in the cancellation of any Licence held by the Corporation, or held by any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, required in order to carry on any Broadcasting Business (or if any terms or conditions or any Licences required in order to carry on any Broadcasting Business held by the Corporation, or held by any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, would be breached) if shares to which are attached more than a specified percentage of the voting rights attached to all Voting Shares or which represent more than a specified percentage of the total number of issued and outstanding Voting Shares are held by persons who are members of a Restricted Class, the Board of Directors shall refuse to register a transfer of such Voting Shares if:

(C)
the shares held by or on behalf of the Restricted Class exceeds the maximum of such specified percentage (or if such legislation or Licence shall contain more than one such provision, a maximum of the lowest such percentage so specified) of Voting Shares as may be held by in the aggregate by or for members of the Restricted Class at any relevant time (the “Maximum Aggregate Holdings”) and the transfer is to one or more persons in the Restricted Class; or

5 D

(D)
the total number of Voting Shares held by or on behalf of persons in the Restricted Class does not exceed the Maximum Aggregate Holdings but the transfer would result in the number of such shares held by persons in the Restricted Class exceeding the Maximum Aggregate Holdings.

(iii)
Without limiting the generality of subsections 2(b)(i) and (ii), so long as the Direction shall prohibit the CRTC from issuing a Licence under the Broadcasting Act (Canada) to the Corporation (or to any corporation in which the corporation has a direct or indirect interest through the holding of shares in that or other corporations) or renewing or amending any such Licence held by the Corporation (or by any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations), if the number of votes attached to Voting Shares or the number of Voting Shares held by members of the Restricted Class exceeds 33.33% (or some different specified percentage thereof as may be specified, from time to time, under the Direction) of the aggregate voting rights attached to all Voting Shares or of the total number of issued and outstanding Voting Shares, no Voting Share shall be transferred to a member of the Restricted Class if, immediately following its transfer, Voting Shares to which are attached more than 33.33% (or such different specified percentage thereof as may be specified, from time to time, under the Direction) of the voting rights attached to all the issued and outstanding Voting Shares or Voting Shares which represent more than 33.33% (or such different specified percentage thereof as may be specified, from time to time, under the Direction) of the total number of issued and outstanding Voting Shares would be held in the aggregate by or for persons who are members of such Restricted Class at any time.

(iv)
Without limiting the generality of the foregoing, the Board of Directors shall refuse to register a transfer of any Voting Shares if such transfer requires the prior approval of the CRTC or any other governmental body or authority having or purporting to have jurisdiction unless and until such approval has been received.

(c)	Refusal to Allot or Issue.

(i)
The Board of Directors shall not allot or issue a Voting Share to a person in the Restricted Class in circumstances where the Board of Directors would be required under Section 2(b) to refuse to register a transfer of such a share to such person.

(ii)
For the purposes of subsection (i), the Board of Directors may count as issued shares any Voting Shares that the Corporation is offering to its shareholders or prospective shareholders at the time of any such determination.

5 E

(d)
Refusal to Permit Vote. Whenever in the opinion of the Board of Directors of the Corporation, the purposes as stated in Section 2(a) for which the transfer, voting and issue of the Voting Shares are restricted would be jeopardized by the exercise of the voting rights attached to such shares held by or on behalf of persons in the Restricted Class, the Board of Directors may by resolution at any time and from time to time suspend all voting rights attached to the Voting Shares held by or on behalf of one or more persons in the Restricted Class, such persons to be selected in the manner described below, so that the proportion of the voting rights attached to the Voting Shares or the Voting Shares held by or on behalf of one or more persons in the Restricted Class is reduced to not more than 33.33% (or some different specified percentage thereof as may be specified, from time to time, under the Direction) of the voting rights attached to all the issued and outstanding Voting Shares or not more than 33.33% (or such different specified percentage thereof as may be specified, from time to time, under the Direction) of the total number of issued and outstanding Voting Shares that would be held in the aggregate by or for persons who are members of such Restricted Class at any time. The Board of Directors shall, in selecting the Voting Shares held by person(s) in the Restricted Class whose Voting Rights are to be suspended, do so in an order inverse to the date of registration of ownership of the Voting Shares, which shall be considered to be:

(i)	the date of registration of the Voting Shares on the security register of the Corporation or on the books or records of the Corporation’s transfer agent or registrar; or

(ii)	where the Voting Shares are held by an intermediary or a depository, the date of the registration of the transfer of the Voting Shares on its books or records.

(e)
Matters Which the Board of Directors May Consider in Exercising Their Powers in Respect of Voting Shares. In considering whether a transfer, issue or voting of a Voting Share would, in the opinion of the Board of Directors, jeopardize the purposes stated in Section 2(a) and in exercising their powers under Section 2(b), (c) and (d), the Board of Directors may have regard, among other things, to the likelihood that outstanding rights to purchase any shares of the Corporation might be exercised by persons who are members of the Restricted Class and to the likelihood that such shares registered in the name of persons who are not members of the Restricted Class are in fact beneficially owned by persons who are members of the Restricted Class.

3.	Non-Voting Shares.

In the event that the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, obtains any Licence pursuant to any Broadcasting Legislation or other Licence required in order to carry on any Broadcasting Business, the power of the Corporation to issue any of its Non-Voting Shares and the right of the holder of any such shares to transfer the same, as well as other Shares, shall be restricted as follows:

5 F

(a)
General Restrictions. The right of any holder of Non-Voting Shares or other Shares to transfer such shares is restricted in the manner hereinafter set out for the purposes of ensuring that the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations remains qualified to hold, obtain, maintain, renew or amend any Licence pursuant to any Broadcasting Legislation or other Licence required in order to carry on any Broadcasting Business and ensuring that the Corporation, or any corporation in which the corporation has a direct or indirect interest though the holding of shares in that or other corporations, is not in breach of any Broadcasting Legislation or the terms of any Licence held by the Corporation, or such corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, required in order to carry on a Broadcasting Business.

(b)	Refusal to Register Transfers.

(i)
Notwithstanding anything herein otherwise provided, the Board of Directors may refuse to register a transfer of any Non-Voting Shares or other Shares if the transfer would, in the opinion of the Board of Directors, jeopardize the purposes stated in Section 3(a) above.

(ii)
Without limiting the generality of the foregoing, the Board of Directors may refuse to register a transfer of any Non-Voting Shares or other Shares if such transfer requires the prior approval of the CRTC or any other governmental body or authority having or purporting to have jurisdiction unless and until such approval has been received.

(c)	Refusal to Allot or Issue.

(i)
The Board of Directors may refuse to allot or issue a Non-Voting Share or other Share in circumstances where the Board of Directors may under Section 3(b) refuse to register a transfer such a share to such person.

(ii)
For the purposes of subsection (i), the Board of Directors may count as issued shares any Non-Voting Shares or other Shares that the Corporation is offering to its shareholders or prospective shareholders at the time of any such determination.

(d)
Matters Which the Board of Directors May Consider in Exercising Their Powers in Respect of Voting Shares. In considering whether a transfer or issue of a Non-Voting Share or other Share would, in the opinion of the Board of Directors, jeopardize the purposes stated in Section 3(a) and in exercising their powers under Section 3(b) and (c), the Board of Directors may have regard, among other things, to the likelihood that outstanding rights to purchase any shares of the Corporation might be exercised by persons who are members of the Restricted Class and to the likelihood that such shares registered in the name of persons who are not members of the Restricted Class are in fact beneficially owned by persons who are members of the Restricted Class.

5 G

4.	Sale of Shares.

The Corporation may, if and as permitted by applicable law, sell as if it were the owner thereof any of the Shares of the Corporation held by or on behalf of one or more persons in the Restricted Class for the purpose of ensuring that the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, remains qualified to hold, obtain, maintain, renew or amend any Licence pursuant to any Broadcasting Legislation or other Licence required in order to carry on any Broadcasting Business and ensuring that the Corporation, or any corporation in which the corporation has a direct or indirect interest though the holding of shares in that or other corporations, is not in breach of any Broadcasting Legislation or the terms of any Licence held by the Corporation, or such corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, required in order to carry on a Broadcasting Business. The Board of Directors shall, in selecting the Shares held by person(s) in the Restricted Class that are to be sold in accordance with the foregoing, do so in an order inverse to the date of registration of ownership of such Shares, which shall be considered to be:

(i)	the date of registration of the Shares on the security register of the Corporation or on the books or records of the Corporation’s transfer agent or registrar; or

(ii)	where the Shares are held by an intermediary or a depository, the date of the registration of the transfer of the Shares on its books or records.

In the event of such a sale, the owner of the Shares so sold shall be automatically divested of such owner’s interest in such Shares and be entitled to receive only the net proceeds of the sale, together with any income earned thereon from the beginning of the month next following the date of the receipt by the Corporation of the proceeds of the sale, less any taxes thereon and any costs of administration thereof.

5 H

5.	Rules.

(a)
The Board of Directors may from time to time make, amend or repeal any rules required to administer the restricted share provisions set out in this Section 2, Section 3 and Section 4, including, without limitation, rules:

(i)	to require any person in whose name Shares are registered to furnish a statutory declaration under the Canada Evidence Act declaring:

(A)	whether the shareholder is a beneficial owner of the Shares or holds them for a beneficial owner and if so, identifying the beneficial owner;

(B)	whether the shareholder or beneficial owner of the Shares is an Associate of any other shareholder and, if so, identifying the other shareholder or beneficial owner;

(C)	whether the shareholder or beneficial owner is a Canadian;

(D)	whether the shareholder or beneficial owner is a Canadian citizen;

(E)
whether the shareholder is subject to any arrangement requiring the shareholder to act in concert with respect to the shareholder’s interest in the Corporation with any other shareholder or beneficial owner and disclosing particulars of the arrangement;

(F)
whether or not a body corporate which is a shareholder or which is the beneficial owner of shares of the Corporation is a “qualified corporation” within the meaning of the Direction or any other applicable Broadcasting Legislation; and

(G)	any further or other facts the Board of Directors considers relevant;

(ii)
to require any person seeking to have a transfer of a Share registered in that person’s name or to have a Share issued to that person to furnish a declaration similar to the declaration a shareholder may be required to furnish under paragraph (a)(i); and

(iii)	to determine the circumstances in which declarations are required, their form, content and the times when they are to be furnished.

(b)
Where a person is required to furnish a declaration pursuant to a rule made under subsection (a), the Board of Directors may refuse to register a transfer of a Share to that person or to issue such Share to that person until that person has furnished such a declaration and such person shall not be entitled to vote at any meeting of shareholders of the Corporation held thereafter unless that person provides such declaration forty-eight (48) hours prior to the date and time of any such meeting.

5 I

(c)	In administering these provisions, the Board of Directors, any officer, employee or agent of the Corporation may rely upon:

(i)	a statement made in a declaration furnished under subsection (a) or (b); and

(ii)	the knowledge of such director or any officer, employee or agent;

and the Corporation, its directors, officers, employees and agents are not liable for anything done or omitted by them in good faith in reliance upon such statements or knowledge.

(d)
Where the Board of Directors are required to determine the total number of Shares held by or on behalf of persons who are members of the Restricted Class, the Board of Directors may calculate the number of such shares as the total of:

(i)	the Shares held by every shareholder whose latest address as shown on the share register is outside of Canada;

(ii)
the Shares held by every shareholder whose latest address as shown in the share register is located in Canada, but who, to the knowledge of a director, officer, employee or agent of the Corporation, is not a Canadian; and

(iii)
the Shares held by every shareholder to the knowledge of a director, officer, employee or agent of the Corporation who is not a Canadian citizen or a “qualified corporation” as defined in the Direction.

(e)
The Board of Directors may rely on the share register of the Corporation to make the calculation under subsection (d) as of the date that is not earlier than four (4) months before the date on which the calculation is made.

14.	General

(a)
In the event of any conflict between the provisions of these Articles and of the provisions in the Act relating to constrained share corporations, or of the provisions of any of the Broadcasting Legislation, the provisions in the Act or the Broadcasting Legislation, as the case may be, shall prevail, and the provisions of these Articles shall be deemed to be amended accordingly and shall be retroactive in effect, as so amended.

(b)
Subject to the Act, the directors of the Corporation may make, amend or repeal any by-laws and take such other action as they may deem necessary or appropriate to administer the constrained share provisions of these Articles, and to require any affidavit, declaration or other statement required under any of the Broadcasting Legislation.

5 J

15.	Disclosure.

The Board of Directors shall cause to be noted conspicuously the general nature or existence of these provisions in every:

(a)	certificate representing a Share issued hereafter;

(b)	management proxy circular;

(c)	prospectus, statement of material facts, registration statement or similar document; and

(d)	take-over bid circular where the consideration for the shares of the offeree is in whole or in part securities of the Corporation.

5 K

A. The board of directors may from time to time on behalf of the Corporation, without authorization of the shareholders:

(a)    borrow money on the credit of the Corporation;

(b)	issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured;

(c)
to the extent permitted by the Business Corporations Act (Ontario), give a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

(d)
mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation including book debts, rights, powers, franchises and undertakings, to secure any such bond, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness, liability or obligation of the Corporation.

The board of directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the board all or any of the powers conferred on the board above to such extent and in such manner as the board shall determine at the time of such delegation.

These articles are signed in duplicate.

Names of the amalgamating corporations and signatures and descriptions of office of their proper officers.

Canadian Satellite Radio Holdings Inc.

Per:	/s/ Stewart Lyons
Per: /s/ Stewart Lyons
Secretary

2087609 Ontario Inc.

Per:	/s/ Frank Penny
Frank Penny
Secretary

SCHEDULE “A”

Statement of Director or Officer

Under Subsection 178(2) of

the Business Corporations Act (Ontario)

I am the Secretary of 2087609 Ontario Inc. ("2087609").  I have conducted such examinations of the books and records of 2087609 as are necessary to enable me to make this statement. This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the “Act”). In my capacity as Secretary of 2087609, I state that:

1.	There are reasonable grounds for believing that:

(a)	2087609 is, and the corporation continuing from the amalgamation of 2087609 and Canadian Satellite Radio Holdings Inc. (the “Corporation”) will be, able to pay its liabilities as they become due, and

(b)	the realizable value of the Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

2.	There are reasonable grounds for believing that no creditor of 2087609 will be prejudiced by the amalgamation.

DATED December 7, 2005.

/s/ Frank Penny
Frank Penny

SCHEDULE “A”

Statement of Director or Officer

Under Subsection 178(2) of

the Business Corporations Act (Ontario)

I am the Secretary of Canadian Satellite Radio Holdings Inc. ("CSR Holdings").  I have conducted such examinations of the books and records of CSR Holdings as are necessary to enable me to make this statement. This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the “Act”). In my capacity as Secretary of CSR Holdings, I state that:

1.	There are reasonable grounds for believing that:

(a)	CSR Holdings is, and the corporation continuing from the amalgamation of CSR Holdings and 2087609 Ontario Inc. (the “Corporation”) will be, able to pay its liabilities as they become due, and

(b)	the realizable value of the Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

2.	There are reasonable grounds for believing that no creditor of CSR Holdings will be prejudiced by the amalgamation.

DATED December 7, 2005.

/s/ Stewart Lyons
Stewart Lyons

SCHEDULE “B”

AMALGAMATION AGREEMENT

Amalgamation Agreement dated December 7, 2005 between Canadian Satellite Radio Holdings Inc. (“CSR Holdco”) and 2087609 Ontario Inc. (“2087609“).

RECITALS

(a)	CSR Holdco was incorporated under the Act by Certificate and Articles of Incorporation dated July 31, 2002, as amended.

(b)	2087609 was incorporated under the Act by Certificate and Articles of Incorporation dated November 30, 2005.

(c)	CSR Holdco is authorized to issue an unlimited number of shares. 15,000,200 common shares of CSR Holdco are issued and outstanding as of the date of this Agreement.

(d)
2087609 is authorized to issue an unlimited number of Class A shares and an unlimited number of Class B shares. 28,393 Class A shares and one (1) Class B share of 2087609 are issued and outstanding as of the date of this Agreement.

(e)	CSR Holdco and 2087609 have fully and completely disclosed to each other their respective assets and liabilities.

(f)	CSR Holdco and 2087609 have agreed to amalgamate and continue as one corporation on the terms contained in this Agreement.

In consideration of the foregoing and the mutual agreements contained in this Agreement (the receipt and adequacy of which are acknowledged), the parties agree as follows:

Section 1  Definitions.

(1)	In this Agreement:

“Act” means the Business Corporations Act (Ontario).

“Agreement” means this amalgamation agreement.

“Amalgamating Corporations” means CSR Holdco and 2087609.

“Corporation” means the corporation continuing from the amalgamation of the Amalgamating Corporations.

“Effective Date” means the date set out on the certificate endorsed by the Director appointed under the Act on the articles of amalgamation giving effect to the amalgamation of the Amalgamating Corporations.

(2)	Unless the context otherwise requires, all terms used in this Agreement which are defined in the Act have the respective meanings given to them in the Act.

Section 2  Amalgamation.

The Amalgamating Corporations agree to amalgamate on the Effective Date under the provisions of the Act and to continue as one corporation on the terms contained in this Agreement.

Section 3  Name of Corporation.

The name of the Corporation shall be Canadian Satellite Radio Holdings Inc.

Section 4  Registered Office.

The location of the registered office of the Corporation shall be 161 Bay Street, Suite 2300, BCE Place, Canada Trust Tower, Toronto, Ontario M5J 2S1.

Section 5  Business and Powers.

There shall be no restrictions on the business that the Corporation may carry on or on the powers that the Corporation may exercise.

Section 6  Authorized Share Capital.

The classes and any maximum number of shares that the Corporation shall be authorized to issue are as follows:

An unlimited number of Class A Subordinate Voting Shares, an unlimited number of Class B Voting Shares and an unlimited number of Class C Non-Voting Shares.

Section 7  Share Provisions.

The Class A Subordinate Voting Shares, the Class B Voting Shares and the Class C Non-Voting Shares shall have attached thereto the respective rights, privileges, restrictions and conditions as set forth in Schedule I attached hereto.

Section 8  Share Transfer Restrictions.

The issue, transfer or ownership of shares of the Corporation is restricted and the restrictions are set forth in Schedule II attached hereto.

Section 9       Other Provisions.

(1)	The board of directors may from time to time on behalf of the Corporation, without authorization of the shareholders:

(a)	borrow money on the credit of the Corporation;

(b)	issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured;

(c)
to the extent permitted by the Business Corporations Act (Ontario), give a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

(d)
mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation including book debts, rights, powers, franchises and undertakings, to secure any such bond, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness, liability or obligation of the Corporation.

The board of directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the board all or any of the powers conferred on the board above to such extent and in such manner as the board shall determine at the time of such delegation.

Section 10  Number of Directors and First Directors.

(1)	The number of directors of the Corporation shall be a minimum of three (3) and a maximum of fifteen (15), until changed in accordance with the Act.

(2)
Until changed by the shareholders of the Corporation, or by the directors of the Corporation if authorized by the shareholders of the Corporation, the number of directors of the Corporation shall be three (3).

(3)	The first directors of the Corporation shall be the following:

Name	Residence Address	Resident Canadian
John I. Bitove	177 Forest Hill Road, Toronto, Ontario M5P 2N3	Yes
Philip Evershed	323 Riverview Drive, Toronto, Ontario M4N 3C9	Yes
Mariette Wilcox	2670 Bellevue Avenue West Vancouver, BC V7V 1E4	Yes

The first directors named above shall hold office until the later of the close of the first annual meeting of shareholders of the Corporation and the date on which their successors are elected or appointed.

Section 11  By-laws.

The by-laws of the Corporation shall not be the by-laws of any of the Amalgamating Corporations. Prior to the Effective Date a copy of the proposed by-laws may be examined at the offices of Stikeman Elliott LLP, 199 Bay Street, 5300 Commerce Court West, Toronto, Ontario M5L 1B9 at any time during regular business hours.

Section 12      Conversion or Cancellation of Shares of Amalgamating Corporations.

On the Effective Date, the issued and outstanding shares in the capital of the Amalgamating Corporations shall be converted into fully paid and non-assessable shares of the Corporation or shall be cancelled without any repayment of capital in respect of such shares, as follows:

(a)
the 14,464,638 issued and outstanding common shares of CSR Holdco, which are at the date of this Agreement and will be at the Effective Date held by or on behalf of Canadian Satellite Radio Investments Inc., shall be converted into 81,615,633 Class B Voting Shares of the Corporation on the basis of 5.642424857 Class B Voting Shares of the Corporation for each one (1) common share of CSR Holdco;

(b)
the 535,562 issued and outstanding common shares of CSR Holdco, which are at the date of this Agreement and will be at the Effective Date held by or on behalf of 2087609, shall be cancelled without any repayment of capital in respect of such shares and shall not be converted into shares of the Corporation;

(c)
the 28,393 issued and outstanding Class A shares of 2087609 shall be converted into 1,007,289 Class A Subordinate Voting Shares of the Corporation on the basis of 35.47666678 Class A Subordinate Voting Shares of the Corporation for each one (1) Class A share of 2087609, and in the event that such conversion results in a shareholder holding a fractional share, no fractional share shall be issued and such fraction, if less than 0.5, will be rounded down to the nearest whole number, and shall otherwise be rounded up to the nearest whole number;

(d)	the one (1) issued and outstanding Class B share of 2087609 shall be cancelled without any repayment of capital in respect of such shares and shall not be converted into shares of the Corporation.

Section 13  Stated Capital.

The stated capital attributable to each class of shares of the Corporation issuable pursuant to Section 12 shall be the aggregate of the stated capital attributable to the shares of the Amalgamating Corporations converted into shares of the Corporation of such class.

Section 14  Replacement Share Certificates.

After the Effective Date, the shareholders of the Amalgamating Corporations shall, when requested by the Corporation, surrender for cancellation the certificates representing the shares held by them in the Amalgamating Corporations and shall be entitled to receive certificates for shares of the Corporation issuable to them pursuant to Section 12.

Section 15  Effect of Amalgamation.

Upon the Effective Date:

(a)	the Amalgamating Corporations are amalgamated and continue as the Corporation as contemplated by this Agreement;

(b)
the Corporation possesses all the property, rights, privileges and franchises and is subject to all liabilities, including civil, criminal and quasi-criminal, and all contracts, disabilities and debts of each of the Amalgamating Corporations;

(c)	a conviction against, or ruling, order or judgment in favour or against an Amalgamating Corporation may be enforced by or against the Corporation;

(d)
the articles of amalgamation are deemed to be the articles of incorporation of the Corporation and, except for the purposes of subsection 117(1) of the Act, the certificate of amalgamation is deemed to be the certificate of incorporation of the Corporation; and

(e)	the Corporation shall be deemed to be the party plaintiff or the party defendant, as the case may be, in any civil action commenced by or against an Amalgamating Corporation before the Effective Date.

Section 16  Termination.

At any time before the Effective Date, this Agreement may be terminated by the directors of an Amalgamating Corporation, notwithstanding the approval of this Agreement by the shareholders of all or any of the Amalgamating Corporations.

Section 17  Further Assurances.

Each of the Amalgamating Corporations shall execute and deliver all other documents and do all acts or things as may be necessary or desirable to give effect to this Agreement.

Section 18  Governing Law.

This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF the parties have executed this Agreement.

CANADIAN SATELLITE RADIO HOLDINGS INC.

By:	/s/ Stewart Lyons
Stewart Lyons
Authorized Signing Officer

2087609 ONTARIO INC.

Date:	By:	/s/ Frank Penny
Frank Penny
Secretary

SCHEDULE I

Class A Subordinate Voting Shares, Class B Voting Shares

and Class C Non-Voting Shares

A. Voting.

At all meetings of shareholders of the Corporation, except meetings at which only holders of another class of shares are entitled to vote, the holders of the Class A Subordinate Voting Shares shall be entitled to one (1) vote in respect of each Class A Subordinate Voting Share and the holders of the Class B Voting Shares shall be entitled to one (1) vote in respect of each Class B Voting Share.

The holders of the Class C Non-Voting Shares shall be entitled to receive notice of and to attend at any meetings of the shareholders of the Corporation, but shall not be entitled to vote at any such meetings (except where the holders of a specified class of shares are entitled to vote separately as a class as provided in the Act, in which case each holder of Class C Non-Voting Shares shall be entitled to one (1) vote in respect of each Class C Non-Voting Share). The holders of the Class C Non-Voting Shares shall not be entitled to vote separately as a class or series or to dissent upon a proposal to amend the articles of the Corporation to:

increase or decrease any maximum number of authorized shares of such class or series, or increase any maximum number of authorized shares of a class or series having rights or privileges equal or superior to the shares of such class or series;

(a)	effect an exchange, reclassification or cancellation of the shares of such class or series; or

(b)	create a new class or series of shares equal or superior to the shares of such class or series.

B. Liquidation, Dissolution and Winding-up.

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, all of the remaining property of the Corporation available for distribution to the holders of the Class A Subordinate Voting Shares, the Class B Voting Shares and the Class C Non-Voting Shares (the “Remaining Property”) shall, subject to the prior rights of the holders of any shares ranking senior to the Class A Subordinate Voting Shares, the Class B Voting Shares and the Class C Non-Voting Shares in respect of any such distribution, liquidation, dissolution or winding-up of the Corporation or other distribution of assets among its shareholders for the purpose of winding-up its affairs, whether voluntary or involuntary, be paid or distributed to the holders of the Class A Subordinate Voting Shares, the Class B Voting Shares and the Class C Non-Voting Shares such that the holders of the Class A Subordinate Voting Shares and the Class C Non-Voting Shares share equally in the Remaining Property on a per share basis, and the holders of the Class B Voting Shares each receive, on a per share basis, one-third of the amount paid or distributed, on a per share basis, to the holders of the Class A Subordinate Voting Shares and the Class C Non-Voting Shares.

C. Dividends.

Subject to the prior rights of the holders of any other shares ranking senior to the Class A Subordinate Voting Shares, the Class B Voting Shares and the Class C Non-Voting Shares in respect of priority in the payment of dividends, the holders of Class A Subordinate Voting Shares, Class B Voting Shares and Class C Non-Voting Shares shall be entitled to participate at the same time in any dividend, whether in cash, in shares of the Corporation or otherwise, which may be declared or paid on any class of such shares, such participation to be, with respect to the Class A Subordinate Voting Shares and the Class C Non-Voting Shares, on an equal per share basis, including without limitation with respect to the amount per share of the dividend (the “Dividend Amount”), and to be, with respect to the Class B Voting Shares, an amount per share equal to one-third (1/3) of the Dividend Amount.

D. Rights Reserved.

In the event that the Class A Subordinate Voting Shares, the Class B Voting Shares or the Class C Non-Voting Shares are sub-divided, consolidated or otherwise changed in number or reclassified or exchanged for the shares of another class, the rights, privileges and restrictions attaching to the shares of the other classes shall be amended at the same time so as to preserve the rights conferred hereby on each class in relation to the other classes.

E. Board Rights.

(a)
The holders of a majority of the Class B Voting Shares outstanding at any time shall have the right, on one occasion, exercisable at any time, to increase the size of the board of directors of the Corporation (the “Board of Directors”) by three (3) members, and upon exercising such right shall be entitled to appoint such additional three (3) members to the Board of Directors.

(a)
The appointment right provided for herein may be exercised by the holders of a majority of the Class B Voting Shares outstanding at any time by delivering written notice of the exercise of such right to the Corporation at its registered office, accompanied by:

(i)	a certificate of the holder(s) exercising such right as to the number of Class B Voting Shares held by the holder(s) exercising such right; and

(ii)	the names of the persons who such shareholders wish to appoint to the Board of Directors, as well as their respective consents to act as directors of Corporation under Section 119(9) of the Act.

(b)
Upon the due exercise of the foregoing right, and provided that the persons appointed as directors by such holders are not disqualified from acting as directors of the Corporation under Section 118(1) of the Act, the size of the Board of Directors shall without further action by the Corporation or the Board of Directors be increased by three (3), and such additional three (3) members as are appointed by such holders shall become directors of the Corporation, to hold office for a term expiring on the close of the next annual meeting of shareholders.

(c)
Notwithstanding the foregoing, if at any time the outstanding Class B Voting Shares represent less than one-third of the total outstanding shares of the Corporation, assuming the conversion of all Class B Voting Shares into Subordinate Voting Shares, then the foregoing nomination rights shall automatically terminate and shall no longer remain in effect.

(c)	For greater certainty, the appointment rights provided in this Part E may only be exercised once.

F.  Rights to Convert Class B Voting Shares.

(f)
A holder of Class B Voting Shares shall be entitled at such holder’s option at any time and from time to time to have all or any of the Class B Voting Shares registered in the name of the holder on the books of the Corporation converted into fully paid and non-assessable Class A Subordinate Voting Shares as the same shall be constituted at the time of conversion upon the basis of one (1) Class A Subordinate Voting Share for every three (3) Class B Voting Shares so converted. No fractional Class A Subordinate Voting Shares shall be issued on any conversion.

(g)
The conversion right provided for herein may be exercised by notice in writing given to the Corporation at its registered office accompanied by the certificate or certificates representing the Class B Voting Shares in respect of which the holder thereof desires to exercise such right of conversion and such notice shall be executed by the person registered on the books of the Corporation as the holder of the Class B Voting Shares in respect of which such right is being exercised or by his duly authorized attorney and shall specify the number of such shares which the holder desires to have converted. The conversion shall be deemed to take effect upon the date which the said certificate or certificates shall be surrendered to the Corporation at its registered office accompanied by the said notice in writing unless such date be a Saturday, Sunday or a holiday, in which event it shall take effect on the next business day. Upon due exercise of the conversion right, the Corporation shall issue a share certificate representing the number of fully-paid and non-assessable Class A Subordinate Voting Shares determined on the basis set out above. If the conversion right is exercised in respect of less than all of the Class B Voting Shares represented by any share certificate, the Corporation shall also issue a new share certificate representing the number of Class B Voting Shares in respect of which the conversion right is not being exercised.

G.	Rights to Convert Class A Subordinate Voting Shares and Class C Non-Voting Shares in the event of an offer for the Class B Voting Shares.

1.	For the purposes of this Part G:

    “Canadian” has the meaning set forth in the Direction.

“Conversion Period” means the period of time commencing eight days following the Offer Date and terminating on the Expiry Date.

“Converted Shares” means Class B Voting Shares resulting from the conversion of Class A Subordinate Voting Shares or Class C Non-Voting Shares.

“Direction” means the Direction to the CRTC (Ineligibility of Non-Canadians) issued by the Governor General in Council pursuant to the Broadcasting Act (Canada), as amended or replaced from time to time.

“Exclusionary Offer” means an offer to purchase Class B Voting Shares that:

(i) must, pursuant to applicable securities legislation or the requirements of a stock exchange on which the Class B Voting Shares are then listed, be made to all of the holders of the Class B Voting Shares in a province of Canada to which the requirement applies; and

(ii) is not made concurrently with an offer to purchase Class A Subordinate Voting Shares and Class C Non-Voting Shares that is identical to the offer to purchase Class B Voting Shares with respect to percentage of outstanding Class B Voting Shares for which the offer is made (exclusive of shares owned by the Offeror immediately prior to the offer) and in all other material respects provided that the price per Class A Subordinate Voting Share and Class C Non-Voting Share must be three times the price per share for the Class B Voting Shares (since pricing will be determined on an as-converted basis, assuming the conversion of Class B Voting Shares for Class A Subordinate Voting Shares) and except in respect of the conditions, if any, to which the offer to purchase Class B Voting Shares may be subject, and that is unconditional except in respect of the right not to take up and pay for Class A Subordinate Voting Shares and Class C Non-Voting Shares tendered if no shares are purchased pursuant to the offer for Class B Voting Shares, and for the purposes of this definition, if an offer to purchase Class B Voting Shares would be an Exclusionary Offer except for the application of sub-clause (ii), the varying of any term of such offer shall be deemed to constitute the making of a new offer unless an identical variation is concurrently made to the corresponding offer to purchase Class A Subordinate Voting Shares and Class C Non-Voting Shares.

“Expiry Date” means the last date upon which holders of Class B Voting Shares may accept an Exclusionary Offer.

“Joint Actor” means a person or company acting jointly or in concert with an Offeror, as the phrase “acting jointly or in concert” is defined in the Securities Act (Ontario).

“Offer Date” means the date on which an Exclusionary Offer is made.

“Offeror” means a person or company that makes an offer to purchase Class B Voting Shares, and includes any Joint Actor.

“Transfer Agent” means at any time the transfer agent at such time for the Corporation’s shares or, if at such time there is no such transfer agent, means the Corporation.

2.
In the event that an Exclusionary Offer is made, then subject to sub-paragraph 7(b), each outstanding Class A Subordinate Voting Share and each outstanding Class C Non-Voting Share shall be convertible into three (3) Class B Voting Shares at the option of the holder during the Conversion Period. To exercise such conversion right a shareholder or the shareholder’s attorney duly authorized in writing shall:

(a)
give written notice to the Transfer Agent of the exercise of such right and of the number of Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, in respect of which the right is being exercised;

(b)
deliver to the Transfer Agent the share certificate or certificates representing the Class A Subordinate Voting Shares or Class C Non-Voting Shares in respect of which the right is being exercised; and

(c)	pay any applicable governmental or stamp tax or similar duty on or in respect of such conversion.

Upon due exercise of the conversion right, a shareholder shall be issued, in accordance with the following, a share certificate representing fully-paid and non-assessable Class B Voting Shares. If the conversion right is exercised in respect of less than all of the Class A Subordinate Voting Shares or Class C Non-Voting Shares represented by any share certificate, the holder shall also be entitled to receive a new share certificate representing the number of Class A Subordinate Voting Shares or Class C Non-Voting Shares in respect of which the conversion right is not being exercised.

3.
A holder of Converted Shares shall be deemed to have irrevocably elected to deposit all such shares pursuant to the Exclusionary Offer subject to such holder’s right to subsequently withdraw the shares from the offer. If Converted Shares are subsequently withdrawn from an offer, the holder of such shares shall be deemed to have irrevocably elected to re-convert the withdrawn shares into Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, on a one-for-three basis, and the deemed election shall be effective from the time the shares are withdrawn. The holder of Converted Shares deposited pursuant to an Exclusionary Offer shall be deemed to have irrevocably elected to re-convert into Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, such shares as are not taken up pursuant to the offer. The deemed election to re-convert into Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, shall be effective from the time immediately following that prescribed by applicable securities legislation for the Offeror to take up and pay for such shares as are to be acquired pursuant to the Exclusionary Offer. If, however, Converted Shares are not taken up as a result of the abandonment or withdrawal of an Exclusionary Offer, the deemed election to re-convert in respect of such shares shall be effective from the time of the abandonment or withdrawal of the offer.

4.
The Transfer Agent, on behalf of the holders of the Converted Shares, shall deposit pursuant to the Exclusionary Offer a share certificate or certificates representing the Converted Shares. No share certificate representing Converted Shares shall be delivered to the holders of the shares before such shares are deposited pursuant to the Exclusionary Offer. Upon completion of the offer, the Transfer Agent shall deliver to the holders entitled thereto all consideration paid by the Offeror for their Converted Shares pursuant to the offer. If Converted Shares are re-converted into Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, pursuant to paragraph 3, the Transfer Agent shall deliver to the holders entitled thereto share certificates representing the Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, resulting from the conversion. The Corporation shall make all arrangements with the Transfer Agent necessary or desirable to give effect to this paragraph 4.

5.
Converted Shares resulting from the conversion of Class A Subordinate Voting Shares and Class C Non-Voting Shares as set out above and taken up and paid for by the Offeror shall immediately be re-converted into Class A Subordinate Voting Shares or Class C Non-Voting Shares, as applicable, upon such taking up and payment for such Converted Shares if the Offeror taking up and paying for such Converted Shares is not a Canadian.

6.
For greater certainty, on any re-conversion of Converted Shares as a result of any of the foregoing, such Converted Shares shall, as applicable, be re-converted into Class A Subordinate Voting Shares or Class C Non-Voting Shares on a one-for-three basis such that such Converted Shares are, following such re-conversion, the number of Class A Subordinate Voting Shares or Class C Non-Voting Shares that existed immediately prior to their conversion into Converted Shares.

7.	(a) For the purposes of this paragraph 7:

“Certificate of Non-Participation” means a certificate signed by or on behalf of a holder of Class B Voting Shares, confirming:

(i)	the number of Class B Voting Shares owned by a shareholder;

(ii)	that neither such shareholder nor a Joint Actor has made an Exclusionary Offer;

(iii)
that such shareholder shall not tender any shares in acceptance of any Exclusionary Offer which has been made, including any varied form of such offer, without giving the Transfer Agent and the Corporation written notice of such acceptance or intended acceptance at least seven days prior to the Expiry Date; and

(iv)
that such shareholder shall not transfer any Class B Voting Share, directly or indirectly, prior to the Expiry Date of any Exclusionary Offer which has been made without giving the Transfer Agent and the Corporation written notice of such transfer or intended transfer at least seven days prior to the Expiry Date, stating the names of the transferees, if known to the transferor, and the number of Class B Voting Shares transferred or to be transferred to each transferee;

“Certificate of Retention” means a certificate signed by or on behalf of a holder of Class B Voting Shares confirming the number of Class B Voting Shares then owned by the holder and that such holder of Class B Voting Shares shall not:

(i)
tender any shares in acceptance of any Exclusionary Offer without giving the Transfer Agent and the Corporation written notice of such acceptance or intended acceptance at least seven days prior to the Expiry Date;

(ii)	make any Exclusionary Offer;

(iii)	act jointly or in concert with any person or company that makes any Exclusionary Offer; or

(iv)
transfer any Class B Voting Shares, directly or indirectly, during the time at which any Exclusionary Offer is outstanding without giving the Transfer Agent and the Corporation written notice of such transfer or intended transfer at least seven days prior to the Expiry Date, stating the names of the transferees, if known to the transferor, and the number of Class B Voting Shares transferred or to be transferred to each transferee;

“Notice of Tender” means a written notice given to the Transfer Agent and to the Corporation at least seven days prior to the Expiry Date of an Exclusionary Offer by a holder of Class B Voting Shares, which notice states that such shareholder has or intends to tender shares in acceptance of an Exclusionary Offer;

“Notice of Transfer” means a written notice given to the Transfer Agent and to the Corporation at least seven days prior to the Expiry Date of an Exclusionary Offer by a holder of Class B Voting Shares, which notice states that such shareholder intends to transfer or has transferred Class B Voting Shares, directly or indirectly, during the time when the Exclusionary Offer is outstanding, and which states the names of the transferees, if known to the transferor, and the number of Class B Voting Shares transferred or to be transferred to each transferee;

(b) Subject to sub-paragraph 7(c), the holders of Class A Subordinate Voting Shares and Class C Non-Voting Shares shall not be entitled to convert such shares into Class B Voting Shares if one or more Certificates of Retention or one or more Certificates of Non-Participation or a combination of the foregoing, representing, in the aggregate, more than fifty percent (50%) of the then outstanding Class B Voting Shares, exclusive of shares owned immediately prior to the Exclusionary Offer by the Offeror and any Joint Actor, have been duly delivered to the Transfer Agent and to the Corporation. A Certificate of Retention shall be duly delivered to the Transfer Agent and to the Corporation if delivered before any Exclusionary Offer has been made. A Certificate of Non-Participation shall be duly delivered to the Transfer Agent and to the Corporation if delivered before the end of the seventh day after any Exclusionary Offer has been made.

(c) When, by reason of the application of sub-paragraph 7(b), the holders of Class A Subordinate Voting Shares and Class C Non-Voting Shares are not entitled to convert such shares into Class B Voting Shares, should a Notice of Tender or a Notice of Transfer be given by a holder having previously provided a Certificate of Retention or a Certificate of Non-Participation, the Transfer Agent shall forthwith upon receipt of such notice or forthwith after the seventh day following the Offer Date, whichever is later, deduct the number of Class B Voting Shares to which the notice relates from the number of Class B Voting Shares represented by Certificates of Retention and Certificates of Non-Participation. In the case of a Notice of Transfer, where the Transfer Agent is advised of the identity of the transferee, either by the Notice of Transfer or by the transferee in writing, and the transferee is a person or company from whom the Transfer Agent has a subsisting Certificate of Retention or subsisting Certificate of Non-Participation, no such deduction shall be made.

(d) If after any deduction made by the Transfer Agent in accordance with sub-paragraph 7(c), the number of Class B Voting Shares represented by Certificates of Retention and Certificates of Non-Participation does not exceed 50% of the number of then outstanding Class B Voting Shares, exclusive of shares owned immediately prior to the Exclusionary Offer by the Offeror and any Joint Actor, sub-paragraph 7(b) shall cease to apply and the right to convert Class A Subordinate Voting Shares and Class C Non-Voting Shares into Class B Voting Shares shall arise and be in effect for the remainder of the Conversion Period.

8.
As soon as reasonably possible after the seventh day following the Offer Date, the Corporation shall send to each holder of Class A Subordinate Voting Shares and Class C Non-Voting Shares a notice advising each such holder whether a right to convert Class A Subordinate Voting Shares and Class C Non-Voting Shares into Class B Voting Shares has arisen and the reasons such a right has or has not arisen, as the case may be. If no right to convert Class A Subordinate Voting Shares and Class C Non-Voting Shares into Class B Voting Shares has arisen, but subsequently arises by virtue of sub-paragraph 7(d) or otherwise, the Corporation shall forthwith send to the holders of Class A Subordinate Voting Shares and Class C Non-Voting Shares a notice advising such holders that such a right has arisen, and the reasons therefor.

9.
If a notice referred to above discloses that the holders of Class A Subordinate Voting Shares and Class C Non-Voting Shares are entitled to convert such shares into Class B Voting Shares, the notice shall, in addition:

disclose the procedure to be followed to effect the conversion and to have the Converted Shares tendered under the offer;

contain the information set out in paragraphs 3 and 4; and

be accompanied by a copy of the offer and all other material sent to holders of Class B Voting Shares in respect of the offer (to the extent the Corporation is in possession of the offer and such other material).

As soon as reasonably possible after any additional material, including any notice of variation, is sent to the holders of Class B Voting Shares in respect of the offer, the Corporation shall (to the extent the Corporation is in possession of such additional material) send a copy of such additional material to each holder of Class A Subordinate Voting Shares and Class C Non-Voting Shares.

H.	Rights to Convert Class C Non-Voting Shares in the event of an offer for Class A Subordinate Voting Shares

1.	For the purposes of this Part H:

“Canadian” has the meaning set forth in the Direction.

“Conversion Period” means the period of time commencing eight days following the Offer Date and terminating on the Expiry Date.

“Converted Shares” means Class A Subordinate Voting Shares resulting from the conversion of Class C Non-Voting Shares.

“Direction” means the Direction to the CRTC (Ineligibility of Non-Canadians) issued by the Governor General in Council pursuant to the Broadcasting Act (Canada), as amended or replaced from time to time.

“Exclusionary Offer” means an offer to purchase Class A Subordinate Voting Shares that:

(i) must, pursuant to applicable securities legislation or the requirements of a stock exchange on which the Class A Subordinate Voting Shares are then listed, be made to all of the holders of the Class A Subordinate Voting Shares in a province of Canada to which the requirement applies;

(ii) is not made concurrently with an offer to purchase Class C Non-Voting Shares that is identical to the offer to purchase Class A Subordinate Voting Shares with respect to price per share, percentage of outstanding shares for which the offer is made (exclusive of shares owned by the Offeror immediately prior to the offer) and in all other material respects, except in respect of the conditions, if any, to which the offer to purchase Class A Subordinate Voting Shares may be subject, and that is unconditional except in respect of the right not to take up and pay for Class C Non-Voting Shares tendered if no shares are purchased pursuant to the offer for Class A Subordinate Voting Shares; and

(iii) is not an “Exclusionary Offer” within the meaning of Part G, Section 1,

and for the purposes of this definition if an offer to purchase Class A Subordinate Voting Shares would be an Exclusionary Offer except for the application of sub-clause (ii), the varying of any term of such offer shall be deemed to constitute the making of a new offer unless an identical variation is concurrently made to the corresponding offer to purchase Class C Non-Voting Shares.

“Expiry Date” means the last date upon which holders of Class A Subordinate Voting Shares may accept an Exclusionary Offer.

“Joint Actor” means a person or company acting jointly or in concert with an Offeror, as the phrase “acting jointly or in concert” is defined in the Securities Act (Ontario).

“Offer Date” means the date on which an Exclusionary Offer is made.

“Offeror” means a person or company that makes an offer to purchase Class A Subordinate Voting Shares, and includes any Joint Actor.

“Transfer Agent” means at any time the transfer agent at such time for the Corporation’s shares or, if at such time there is no such transfer agent, means the Corporation.

2.
In the event that an Exclusionary Offer is made, then subject to sub-paragraph (6)(b), each outstanding Class C Non-Voting Share shall be convertible into one (1) Class A Subordinate Voting Share at the option of the holder during the Conversion Period. To exercise such conversion right a shareholder or the shareholder’s attorney duly authorized in writing shall:

(a)	give written notice to the Transfer Agent of the exercise of such right and of the number of Class C Non-Voting Shares in respect of which the right is being exercised;

(b)	deliver to the Transfer Agent the share certificate or certificates representing the Class C Non-Voting Shares in respect of which the right is being exercised; and

(b)	pay any applicable governmental or stamp tax or similar duty on or in respect of such conversion.

Upon due exercise of the conversion right, a shareholder shall be issued, in accordance with the following, a share certificate representing fully-paid and non-assessable Class A Subordinate Voting Shares. If the conversion right is exercised in respect of less than all of the Class C Non-Voting Shares represented by any share certificate, the holder shall also be entitled to receive a new share certificate representing the number of Class C Non-Voting Shares in respect of which the conversion right is not being exercised.

3.
A holder of Converted Shares shall be deemed to have irrevocably elected to deposit all such shares pursuant to the Exclusionary Offer subject to such holder’s right to subsequently withdraw the shares from the offer. If Converted Shares are subsequently withdrawn from an offer, the holder of such shares shall be deemed to have irrevocably elected to re-convert the withdrawn shares into Class C Non-Voting Shares on a one-for one basis, and the deemed election shall be effective from the time the shares are withdrawn. The holder of Converted Shares deposited pursuant to an Exclusionary Offer shall be deemed to have irrevocably elected to re-convert into Class C Non-Voting Shares such shares as are not taken up pursuant to the offer. The deemed election to re-convert into Class C Non-Voting Shares shall be effective from the time immediately following that prescribed by applicable securities legislation for the Offeror to take up and pay for such shares as are to be acquired pursuant to the Exclusionary Offer. If, however, Converted Shares are not taken up as a result of the abandonment or withdrawal of an Exclusionary Offer, the deemed election to re-convert in respect of such shares shall be effective from the time of the abandonment or withdrawal of the offer.

4.
The Transfer Agent, on behalf of the holders of the Converted Shares, shall deposit pursuant to the Exclusionary Offer a share certificate or certificates representing the Converted Shares. No share certificate representing Converted Shares shall be delivered to the holders of the shares before such shares are deposited pursuant to the Exclusionary Offer. Upon completion of the offer, the Transfer Agent shall deliver to the holders entitled thereto all consideration paid by the Offeror for their Converted Shares pursuant to the offer. If Converted Shares are re-converted into Class C Non-Voting Shares pursuant to the immediately foregoing paragraph, the Transfer Agent shall deliver to the holders entitled thereto share certificates representing the Class C Non-Voting Shares resulting from the conversion. The Corporation shall make all arrangements with the Transfer Agent necessary or desirable to give effect to this paragraph 4.

5.
Converted Shares resulting from the conversion of Class C Non-Voting Shares as set out above and taken up and paid for by the Offeror shall immediately be re-converted into Class C Non-Voting Shares upon such taking up and payment for such Converted Shares if the Offeror taking up and paying for such Converted Shares is not a Canadian.

6.	For the purposes of this paragraph 6:

“Certificate of Non-Participation” means a certificate signed by or on behalf of a holder of Class A Subordinate Voting Shares, confirming:

(i)	the number of Class A Subordinate Voting Shares owned by a shareholder;

(ii)	that neither such shareholder nor a Joint Actor has made an Exclusionary Offer;

(iii)
that such shareholder shall not tender any shares in acceptance of any Exclusionary Offer which has been made, including any varied form of such offer, without giving the Transfer Agent and the Corporation written notice of such acceptance or intended acceptance at least seven days prior to the Expiry Date; and

(iv)
that such shareholder shall not transfer any Class A Subordinate Voting Shares, directly or indirectly, prior to the Expiry Date of any Exclusionary Offer which has been made without giving the Transfer Agent and the Corporation written notice of such transfer or intended transfer at least seven days prior to the Expiry Date, stating the names of the transferees, if known to the transferor, and the number of Class A Subordinate Voting Shares transferred or to be transferred to each transferee;

“Certificate of Retention” means a certificate signed by or on behalf of a holder of Class A Subordinate Voting Shares confirming the number of Class A Subordinate Voting Shares then owned by the holder and that such holder of Class A Subordinate Voting Shares shall not:

(i)
tender any shares in acceptance of any Exclusionary Offer without giving the Transfer Agent and the Corporation written notice of such acceptance or intended acceptance at least seven days prior to the Expiry Date;

(ii)	make any Exclusionary Offer;

(iii)	act jointly or in concert with any person or company that makes any Exclusionary Offer; or

(iv)
transfer any Class A Subordinate Voting Shares, directly or indirectly, during the time at which any Exclusionary Offer is outstanding without giving the Transfer Agent and the Corporation written notice of such transfer or intended transfer at least seven days prior to the Expiry Date, stating the names of the transferees, if known to the transferor, and the number of Class A Subordinate Voting Shares transferred or to be transferred to each transferee;

“Notice of Tender” means a written notice given to the Transfer Agent and to the Corporation at least seven days prior to the Expiry Date of an Exclusionary Offer by a holder of Class A Subordinate Voting Shares, which notice states that such shareholder has or intends to tender shares in acceptance of an Exclusionary Offer,

“Notice of Transfer” means a written notice given to the Transfer Agent and to the Corporation at least seven days prior to the Expiry Date of an Exclusionary Offer by a holder of Class A Subordinate Voting Shares, which notice states that such shareholder intends to transfer or has transferred Class A Subordinate Voting Shares, directly or indirectly, during the time when the Exclusionary Offer is outstanding, and which states the names of the transferees, if known to the transferor, and the number of Class A Subordinate Voting Shares transferred or to be transferred to each transferee;

(b) Subject to sub-paragraph 6(c), the holders of Class C Non-Voting Shares shall not be entitled to convert such shares into Class A Subordinate Voting Shares if one or more Certificates of Retention or one or more Certificates of Non-Participation or a combination of the foregoing, representing, in the aggregate, more than fifty percent (50%) of the then outstanding Class A Subordinate Voting Shares, exclusive of shares owned immediately prior to the Exclusionary Offer by the Offeror and any Joint Actor, have been duly delivered to the Transfer Agent and to the Corporation. A Certificate of Retention shall be duly delivered to the Transfer Agent and to the Corporation if delivered before any Exclusionary Offer has been made. A Certificate of Non-Participation shall be duly delivered to the Transfer Agent and to the Corporation if delivered before the end of the seventh day after any Exclusionary Offer has been made.

(c) When, by reason of the application of sub-paragraph 6(b), the holders of Class C Non-Voting Shares are not entitled to convert such shares into Class A Subordinate Voting Shares, should a Notice of Tender or a Notice of Transfer be given by a holder having previously provided a Certificate of Retention or a Certificate of Non-Participation, the Transfer Agent shall forthwith upon receipt of such notice or forthwith after the seventh day following the Offer Date, whichever is later, deduct the number of Class A Subordinate Voting Shares to which the notice relates from the number of Class A Subordinate Voting Shares represented by Certificates of Retention and Certificates of Non-Participation. In the case of a Notice of Transfer, where the Transfer Agent is advised of the identity of the transferee, either by the Notice of Transfer or by the transferee in writing, and the transferee is a person or company from whom the Transfer Agent has a subsisting Certificate of Retention or subsisting Certificate of Non-Participation, no such deduction shall be made.

(d) If after any deduction made by the Transfer Agent in accordance with sub-paragraph 6(c), the number of Class A Subordinate Voting Shares represented by Certificates of Retention and Certificates of Non-Participation does not exceed 50% of the number of then outstanding Class A Subordinate Voting Shares, exclusive of shares owned immediately prior to the Exclusionary Offer by the Offeror and any Joint Actor, sub-paragraph 6(b) shall cease to apply and the right to convert Class C Non-Voting Shares into Class A Subordinate Voting Shares shall arise and be in effect for the remainder of the Conversion Period.

7.
As soon as reasonably possible after the seventh day following the Offer Date, the Corporation shall send to each holder of Class C Non-Voting Shares a notice advising each such holder whether a right to convert Class C Non-Voting Shares into Class A Subordinate Voting Shares has arisen and the reasons such a right has or has not arisen, as the case may be. If no right to convert Class C Non-Voting Shares into Class A Subordinate Voting Shares has arisen, but subsequently arises by virtue of sub-paragraph 6(d) or otherwise, the Corporation shall forthwith send to the holders of Class C Non-Voting Shares a notice advising such holders that such a right has arisen, and the reasons therefor.

8.	If a notice referred to above discloses that the holders of Class C Non-Voting Shares are entitled to convert such shares into Class A Subordinate Voting Shares, the notice shall, in addition:

(a)	disclose the procedure to be followed to effect the conversion and to have the Converted Shares tendered under the offer;

(b)	contain the information set out in paragraphs 3 and 4; and

(c)
be accompanied by a copy of the offer and all other material sent to holders of Class A Subordinate Voting Shares in respect of the offer (to the extent the Corporation is in possession of the offer and such other material).

As soon as reasonably possible after any additional material, including any notice of variation, is sent to the holders of Class A Subordinate Voting Shares in respect of the offer, the Corporation shall (to the extent the Corporation is in possession of such additional material) send a copy of such additional material to each holder of Class C Non-Voting Shares.

SCHEDULE II

Restrictions on Issue, Ownership, Transfer and Voting of Shares

1.	Definitions.

For the purposes of this Schedule I:

“Act” means the Business Corporations Act (Ontario), and any amendments thereto.

“Associate” means persons, firms, associations, corporations, partnerships and other entities acting in concert with the person with respect to whom the term “Associate” is relevant and includes an associate as defined in the Act.

“Broadcasting Business” means, at any time, any business of providing, or any business which includes the provision of, communications services by means of signals transmitted through any free space or guided transmission medium or any combination thereof over the air, or by coaxial cable, ordinary wire or fibre optic cable or any combination thereof in which the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, is then engaged or is then actively considering a proposal to engage and includes, without limiting the generality of the foregoing, any satellite or subscription radio broadcasting business.

“Broadcasting Legislation” means any law, statute, act, regulation, ordinance, order-in-council or other rule promulgated by any federal, provincial or other authority having or purporting to have jurisdiction including, without limitation, any parliament, legislature, privy council, cabinet, cabinet minister or government department, independent regulatory agency, government commission, government board or government council relating to any Broadcasting Business or which imposes a requirement to obtain a Licence in order to enable the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, to carry on any Broadcasting Business and includes, without limiting the generality of the foregoing, the Broadcasting Act (Canada), the Radiocommunication Act (Canada), the Direction and the Canadian Radio-television and Telecommunications Commission Act (Canada), as amended or replaced from time to time.

“Canadian” has the meaning set forth in the Direction.

“Controlled” means controlled in any manner that results in control in fact whether directly or through the ownership of shares or indirectly through a trust, a contract, the ownership of shares of any other body corporate or otherwise.

“CRTC” means the Canadian Radio-television and Telecommunications Commission.

“Direction” means the Direction to the CRTC (Ineligibility of Non-Canadians) issued by the Governor General in Council pursuant to the Broadcasting Act (Canada), as amended or replaced from time to time.

“Licence” means a licence, permit, franchise or other authority issued or granted by a governmental authority required to operate or carry on a business or to operate any equipment device required to carry on a business, including without limitation a broadcasting licence issued by the CRTC under the Broadcasting Act (Canada).

“Non-Voting Share” means a share of the Corporation which does not carry voting rights in all circumstances, and includes, without limitation, a Class C Non-Voting Share of the Corporation.

“person” includes an individual, firm, corporation, association, trust and any other entity.

“Restricted Class” means persons who are not Canadians, or any class or description of persons and their Associates whose significant or controlling interest in the shares of the Corporation or in a certain class of shares of the Corporation is likely to preclude the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, from being qualified to hold, obtain, maintain, renew or amend any Licence pursuant to any Broadcasting Legislation or other Licence required in order to carry on any Broadcasting Business or would cause the Corporation or any corporation in which the Corporation has an interest to be in breach of any Broadcasting Legislation or the terms of any such Licence.

“Shares” means Voting Shares and Non-Voting Shares, and any other shares of the Corporation.

“Voting Shares” means a share of the Corporation carrying voting rights in all circumstances or by reason of the occurrence of an event that has occurred and that is continuing (and includes, without limitation, a Class B Voting Share and a Class A Subordinate Voting Share), as well as a security currently convertible into such a share and currently exercisable options and rights to acquire such a share or such a convertible security.

2.	Voting Shares.

In the event that the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, obtains any Licence pursuant to any Broadcasting Legislation or other Licence required in order to carry on any Broadcasting Business, the power of the Corporation to issue any of its Voting Shares and the right of the holder of any such shares to transfer or vote the same shall be restricted as follows:

(a)
General Restrictions. The power of the Corporation to issue any Voting Shares and the right of any holder of Voting Shares to transfer or vote such shares is restricted in the manner hereinafter set out for the purposes of ensuring that the Corporation or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations remains qualified to hold, obtain, maintain, renew or amend any Licence pursuant to any Broadcasting Legislation or other Licence required in order to carry on any Broadcasting Business and ensuring that the Corporation, or any corporation in which the corporation has a direct or indirect interest though the holding of shares in that or other corporations, is not in breach of any Broadcasting Legislation or the terms of any Licence held by the Corporation, or such corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, required in order to carry on a Broadcasting Business.

(b)	Refusal to Register Transfers.

(i)
Notwithstanding anything herein otherwise provided, the Board of Directors shall refuse to register a transfer of any Voting Shares if the transfer would, in the opinion of the Board of Directors, jeopardize the purposes stated in Section 2(a) above.

(ii)	Without limiting the generality of subsection 2(b)(i), so long as any Broadcasting Legislation shall:

(A)	prohibit the issue of any Licence to the Corporation, or to any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations; or

(B)
prohibit the retention, amendment or renewal of or result in the cancellation of any Licence held by the Corporation, or held by any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, required in order to carry on any Broadcasting Business (or if any terms or conditions or any Licences required in order to carry on any Broadcasting Business held by the Corporation, or held by any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, would be breached) if shares to which are attached more than a specified percentage of the voting rights attached to all Voting Shares or which represent more than a specified percentage of the total number of issued and outstanding Voting Shares are held by persons who are members of a Restricted Class, the Board of Directors shall refuse to register a transfer of such Voting Shares if:

(C)
the shares held by or on behalf of the Restricted Class exceeds the maximum of such specified percentage (or if such legislation or Licence shall contain more than one such provision, a maximum of the lowest such percentage so specified) of Voting Shares as may be held by in the aggregate by or for members of the Restricted Class at any relevant time (the “Maximum Aggregate Holdings”) and the transfer is to one or more persons in the Restricted Class; or

(D)
the total number of Voting Shares held by or on behalf of persons in the Restricted Class does not exceed the Maximum Aggregate Holdings but the transfer would result in the number of such shares held by persons in the Restricted Class exceeding the Maximum Aggregate Holdings.

(iii)
Without limiting the generality of subsections 2(b)(i) and (ii), so long as the Direction shall prohibit the CRTC from issuing a Licence under the Broadcasting Act (Canada) to the Corporation (or to any corporation in which the corporation has a direct or indirect interest through the holding of shares in that or other corporations) or renewing or amending any such Licence held by the Corporation (or by any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations), if the number of votes attached to Voting Shares or the number of Voting Shares held by members of the Restricted Class exceeds 33.33% (or some different specified percentage thereof as may be specified, from time to time, under the Direction) of the aggregate voting rights attached to all Voting Shares or of the total number of issued and outstanding Voting Shares, no Voting Share shall be transferred to a member of the Restricted Class if, immediately following its transfer, Voting Shares to which are attached more than 33.33% (or such different specified percentage thereof as may be specified, from time to time, under the Direction) of the voting rights attached to all the issued and outstanding Voting Shares or Voting Shares which represent more than 33.33% (or such different specified percentage thereof as may be specified, from time to time, under the Direction) of the total number of issued and outstanding Voting Shares would be held in the aggregate by or for persons who are members of such Restricted Class at any time.

(iv)
Without limiting the generality of the foregoing, the Board of Directors shall refuse to register a transfer of any Voting Shares if such transfer requires the prior approval of the CRTC or any other governmental body or authority having or purporting to have jurisdiction unless and until such approval has been received.

(c)	Refusal to Allot or Issue.

(i)
The Board of Directors shall not allot or issue a Voting Share to a person in the Restricted Class in circumstances where the Board of Directors would be required under Section 2(b) to refuse to register a transfer of such a share to such person.

(ii)
For the purposes of subsection (i), the Board of Directors may count as issued shares any Voting Shares that the Corporation is offering to its shareholders or prospective shareholders at the time of any such determination.

(d)
Refusal to Permit Vote. Whenever in the opinion of the Board of Directors of the Corporation, the purposes as stated in Section 2(a) for which the transfer, voting and issue of the Voting Shares are restricted would be jeopardized by the exercise of the voting rights attached to such shares held by or on behalf of persons in the Restricted Class, the Board of Directors may by resolution at any time and from time to time suspend all voting rights attached to the Voting Shares held by or on behalf of one or more persons in the Restricted Class, such persons to be selected in the manner described below, so that the proportion of the voting rights attached to the Voting Shares or the Voting Shares held by or on behalf of one or more persons in the Restricted Class is reduced to not more than 33.33% (or some different specified percentage thereof as may be specified, from time to time, under the Direction) of the voting rights attached to all the issued and outstanding Voting Shares or not more than 33.33% (or such different specified percentage thereof as may be specified, from time to time, under the Direction) of the total number of issued and outstanding Voting Shares that would be held in the aggregate by or for persons who are members of such Restricted Class at any time. The Board of Directors shall, in selecting the Voting Shares held by person(s) in the Restricted Class whose Voting Rights are to be suspended, do so in an order inverse to the date of registration of ownership of the Voting Shares, which shall be considered to be:

(i)	the date of registration of the Voting Shares on the security register of the Corporation or on the books or records of the Corporation’s transfer agent or registrar; or

(ii)	where the Voting Shares are held by an intermediary or a depository, the date of the registration of the transfer of the Voting Shares on its books or records.

(e)
Matters Which the Board of Directors May Consider in Exercising Their Powers in Respect of Voting Shares. In considering whether a transfer, issue or voting of a Voting Share would, in the opinion of the Board of Directors, jeopardize the purposes stated in Section 2(a) and in exercising their powers under Section 2(b), (c) and (d), the Board of Directors may have regard, among other things, to the likelihood that outstanding rights to purchase any shares of the Corporation might be exercised by persons who are members of the Restricted Class and to the likelihood that such shares registered in the name of persons who are not members of the Restricted Class are in fact beneficially owned by persons who are members of the Restricted Class.

3.	Non-Voting Shares.

In the event that the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, obtains any Licence pursuant to any Broadcasting Legislation or other Licence required in order to carry on any Broadcasting Business, the power of the Corporation to issue any of its Non-Voting Shares and the right of the holder of any such shares to transfer the same, as well as other Shares, shall be restricted as follows:

(a)
General Restrictions. The right of any holder of Non-Voting Shares or other Shares to transfer such shares is restricted in the manner hereinafter set out for the purposes of ensuring that the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations remains qualified to hold, obtain, maintain, renew or amend any Licence pursuant to any Broadcasting Legislation or other Licence required in order to carry on any Broadcasting Business and ensuring that the Corporation, or any corporation in which the corporation has a direct or indirect interest though the holding of shares in that or other corporations, is not in breach of any Broadcasting Legislation or the terms of any Licence held by the Corporation, or such corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, required in order to carry on a Broadcasting Business.

(b)	Refusal to Register Transfers.

(i)
Notwithstanding anything herein otherwise provided, the Board of Directors may refuse to register a transfer of any Non-Voting Shares or other Shares if the transfer would, in the opinion of the Board of Directors, jeopardize the purposes stated in Section 3(a) above.

(ii)
Without limiting the generality of the foregoing, the Board of Directors may refuse to register a transfer of any Non-Voting Shares or other Shares if such transfer requires the prior approval of the CRTC or any other governmental body or authority having or purporting to have jurisdiction unless and until such approval has been received.

(c)	Refusal to Allot or Issue.

(i)
The Board of Directors may refuse to allot or issue a Non-Voting Share or other Share in circumstances where the Board of Directors may under Section 3(b) refuse to register a transfer such a share to such person.

(ii)
For the purposes of subsection (i), the Board of Directors may count as issued shares any Non-Voting Shares or other Shares that the Corporation is offering to its shareholders or prospective shareholders at the time of any such determination.

(d)
Matters Which the Board of Directors May Consider in Exercising Their Powers in Respect of Voting Shares. In considering whether a transfer or issue of a Non-Voting Share or other Share would, in the opinion of the Board of Directors, jeopardize the purposes stated in Section 3(a) and in exercising their powers under Section 3(b) and (c), the Board of Directors may have regard, among other things, to the likelihood that outstanding rights to purchase any shares of the Corporation might be exercised by persons who are members of the Restricted Class and to the likelihood that such shares registered in the name of persons who are not members of the Restricted Class are in fact beneficially owned by persons who are members of the Restricted Class.

4.	Sale of Shares.

The Corporation may, if and as permitted by applicable law, sell as if it were the owner thereof any of the Shares of the Corporation held by or on behalf of one or more persons in the Restricted Class for the purpose of ensuring that the Corporation, or any corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, remains qualified to hold, obtain, maintain, renew or amend any Licence pursuant to any Broadcasting Legislation or other Licence required in order to carry on any Broadcasting Business and ensuring that the Corporation, or any corporation in which the corporation has a direct or indirect interest though the holding of shares in that or other corporations, is not in breach of any Broadcasting Legislation or the terms of any Licence held by the Corporation, or such corporation in which the Corporation has a direct or indirect interest through the holding of shares in that or other corporations, required in order to carry on a Broadcasting Business. The Board of Directors shall, in selecting the Shares held by person(s) in the Restricted Class that are to be sold in accordance with the foregoing, do so in an order inverse to the date of registration of ownership of such Shares, which shall be considered to be:

(i)	the date of registration of the Shares on the security register of the Corporation or on the books or records of the Corporation’s transfer agent or registrar; or

(ii)	where the Shares are held by an intermediary or a depository, the date of the registration of the transfer of the Shares on its books or records.

In the event of such a sale, the owner of the Shares so sold shall be automatically divested of such owner’s interest in such Shares and be entitled to receive only the net proceeds of the sale, together with any income earned thereon from the beginning of the month next following the date of the receipt by the Corporation of the proceeds of the sale, less any taxes thereon and any costs of administration thereof.

5.	Rules.

(a)
The Board of Directors may from time to time make, amend or repeal any rules required to administer the restricted share provisions set out in this Section 2, Section 3 and Section 4, including, without limitation, rules:

(i)	to require any person in whose name Shares are registered to furnish a statutory declaration under the Canada Evidence Act declaring:

(A)	whether the shareholder is a beneficial owner of the Shares or holds them for a beneficial owner and if so, identifying the beneficial owner;

(B)	whether the shareholder or beneficial owner of the Shares is an Associate of any other shareholder and, if so, identifying the other shareholder or beneficial owner;

(C)	whether the shareholder or beneficial owner is a Canadian;

(D)	whether the shareholder or beneficial owner is a Canadian citizen;

(E)
whether the shareholder is subject to any arrangement requiring the shareholder to act in concert with respect to the shareholder’s interest in the Corporation with any other shareholder or beneficial owner and disclosing particulars of the arrangement;

(F)
whether or not a body corporate which is a shareholder or which is the beneficial owner of shares of the Corporation is a “qualified corporation” within the meaning of the Direction or any other applicable Broadcasting Legislation; and

(G)	any further or other facts the Board of Directors considers relevant;

(ii)
to require any person seeking to have a transfer of a Share registered in that person’s name or to have a Share issued to that person to furnish a declaration similar to the declaration a shareholder may be required to furnish under paragraph (a)(i); and

(iii)	to determine the circumstances in which declarations are required, their form, content and the times when they are to be furnished.

(b)
Where a person is required to furnish a declaration pursuant to a rule made under subsection (a), the Board of Directors may refuse to register a transfer of a Share to that person or to issue such Share to that person until that person has furnished such a declaration and such person shall not be entitled to vote at any meeting of shareholders of the Corporation held thereafter unless that person provides such declaration forty-eight (48) hours prior to the date and time of any such meeting.

(c)	In administering these provisions, the Board of Directors, any officer, employee or agent of the Corporation may rely upon:

(i)	a statement made in a declaration furnished under subsection (a) or (b); and

(ii)	the knowledge of such director or any officer, employee or agent;

and the Corporation, its directors, officers, employees and agents are not liable for anything done or omitted by them in good faith in reliance upon such statements or knowledge.

(d)
Where the Board of Directors are required to determine the total number of Shares held by or on behalf of persons who are members of the Restricted Class, the Board of Directors may calculate the number of such shares as the total of:

(i)	the Shares held by every shareholder whose latest address as shown on the share register is outside of Canada;

(ii)
the Shares held by every shareholder whose latest address as shown in the share register is located in Canada, but who, to the knowledge of a director, officer, employee or agent of the Corporation, is not a Canadian; and

(iii)
the Shares held by every shareholder to the knowledge of a director, officer, employee or agent of the Corporation who is not a Canadian citizen or a “qualified corporation” as defined in the Direction.

(e)
The Board of Directors may rely on the share register of the Corporation to make the calculation under subsection (d) as of the date that is not earlier than four (4) months before the date on which the calculation is made.

6.	General

(a)
In the event of any conflict between the provisions of these Articles and of the provisions in the Act relating to constrained share corporations, or of the provisions of any of the Broadcasting Legislation, the provisions in the Act or the Broadcasting Legislation, as the case may be, shall prevail, and the provisions of these Articles shall be deemed to be amended accordingly and shall be retroactive in effect, as so amended.

(b)
Subject to the Act, the directors of the Corporation may make, amend or repeal any by-laws and take such other action as they may deem necessary or appropriate to administer the constrained share provisions of these Articles, and to require any affidavit, declaration or other statement required under any of the Broadcasting Legislation.

7.	Disclosure.

The Board of Directors shall cause to be noted conspicuously the general nature or existence of these provisions in every:

(a)	certificate representing a Share issued hereafter;

(b)	management proxy circular;

(c)	prospectus, statement of material facts, registration statement or similar document; and

(d)	take-over bid circular where the consideration for the shares of the offeree is in whole or in part securities of the Corporation.